UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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The Japan Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[Insert TJF Letter Head]

June [    ], 2008

Dear Stockholder:

I am writing to ask you for your vote at the Special Meeting of Stockholders on August 20, 2008, where stockholders will be asked to

(1) approve a new investment advisory agreement between The Japan Fund, Inc. (“The Japan Fund” or the “Fund”) and Nomura Asset Management U.S.A. Inc. (“NAM USA”), conditioned upon the approval of proposal 2; and

(2) approve a new sub-advisory agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo,” and together with NAM USA, “Nomura”), conditioned upon the approval of proposal 1; and

(3) elect one new member (conditioned upon the approval of (1) and (2) above) and reelect one current member to the Board of Directors (the “Board”) of the Fund each to hold office until his successor is duly elected and qualified; and

(4) approve four amendments to the Articles of Incorporation of the Fund, as amended and restated (the “Charter”), and one amendment to the Amended and Restated By-Laws of the Fund (the “By-Laws”) relating to the operation of the Fund as a series fund and the requisite quorum for stockholder action.

I am very pleased to inform you, as recently reported in the press, that the Board of Directors of The Japan Fund has reached agreement, subject to your approval, with the management of Nomura Asset Management Co., Ltd. of Japan to enter a strategic relationship in which Nomura will manage the Fund’s assets, and will also support the marketing and distribution of the Fund. In addition, Nomura plans to develop a series of international mutual funds in the U.S. market of which the Fund will be the cornerstone – thus permitting certain of the Fund’s costs to be spread out over a number of funds.

As many of you know, Nomura is a major force in the Japanese market, with approximately $256.2 billion in assets under management by it and its subsidiaries at March 31, 2008, and has grown these assets some 40% in the past two years. It also serves major American and Canadian institutional clients. For Nomura, this alliance with The Japan Fund represents a major expansion of its U.S. asset management business and further evidence of its commitment to growth outside of Japan. We are confident in our decision to enter a strategic relationship with Nomura, and we are complimented to be associated with a firm of its global stature.

We believe the proposed new relationship brings significant benefits to The Japan Fund and its stockholders as outlined below.

Performance. We believe that Nomura’s investment approach can produce the kind of long-term performance our investors expect of The Japan Fund. Over the past several years, a number of the leading managers of Japanese equities have adopted a “multi-manager” approach to portfolio management, in which portfolio investments of a fund are allocated between/among two or more individual managers applying different investment styles – value, growth, small cap, etc. We believe that this “multi-manager” approach tends to produce a more stable pattern of growth than a single-manager, single-style approach, and can be more responsive to market fluctuations.

Nomura has been using a multi-manager approach for several years and the five-year performance record of the team that will manage The Japan Fund’s assets consistently outperformed the Tokyo Stock Price Index (“TOPIX”) benchmark. The fund currently managed by this team was named the Morningstar “Best Fund of the Year” (Japan Equity Hybrid Category) in 2004 and 2005.

Expenses. Nomura is willing to commit resources to the marketing and distribution of our Fund, and has strong incentive to grow the Fund’s assets. If assets grow as anticipated, our fixed expenses will be spread over a greater asset base, reducing the expense ratio for all stockholders. In addition, if The Japan Fund is managed and administered as part of a larger complex of mutual funds, some administrative expenses will be further spread across a much broader asset base. The resultant lowering of the expense ratio will benefit each individual stockholder. It is also important to note that Nomura has agreed to waive a 10 basis point portion of its investment advisory fee for a period of 24 months.

If the investment advisory agreements with Nomura are approved by stockholders, then the Board and Nomura anticipate that additional classes of shares would be added to the Fund (which is formed as one series of a Maryland corporation) and eventually additional portfolios (series) and classes of such portfolios would be added to the Maryland corporation, with a goal, among other things, of increasing the number of stockholders and thereby reducing expenses.

We believe that Nomura’s past strong and consistent performance, the potential for economies of scale and the potential for a lower expense ratio for The Japan Fund lead to the conclusion that it is in the best interest of The Japan Fund stockholders to approve the new agreements with Nomura. The Board unanimously recommends that stockholders approve these agreements.

Finally, I would emphasize that this affiliation with Nomura is a long-term strategic alliance, and does not in any way affect the traditional independence of The Japan Fund and its Board. We will continue as in the past to have and exert full independence in choosing the best available service providers for the Fund at any given time. However, because of our confidence in Nomura and the flexible nature of the alliance, we do not anticipate any major changes in the fundamental relationship between us for the foreseeable future and fully support adding Mr. Atsushi Yoshikawa, President of NAM Tokyo, to the Fund’s Board as an interested director to assist overseeing the Fund’s operations.

Please take the time to read the enclosed materials. The question and answer section that begins on the front cover page of the proxy statement discusses the proposals that require stockholder approval. The Proxy Statement itself provides greater detail about the proposals and why they are being made. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

To vote, simply fill out the enclosed proxy card — be sure to sign and date it — and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card.

Your vote and participation in governance of the Fund is very important to us. If you have any questions or need further assistance in voting, please feel free to call our proxy solicitor D.F. King at 1-800-755-7250.

Our proxy solicitor may contact you to encourage you to exercise your right to vote.

We thank you for your participation.

Respectfully,

William L. Givens Chairman of the Board

QUESTIONS & ANSWERS

We recommend that you read the complete Proxy Statement/Prospectus. For your convenience, we have provided a brief overview of the issues to be voted on.

Q:	Why is a stockholder meeting being held?

A:	You are being asked to:

(1) approve a new investment advisory agreement between The Japan Fund, Inc. (“The Japan Fund” or the “Fund”) and Nomura Asset Management U.S.A. Inc. (“NAM USA”), conditioned upon the approval of proposal 2; and

(2) approve a new sub-advisory agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo,” and together with NAM USA, “Nomura”), conditioned upon the approval of proposal 1; and

(3) elect one new member (conditioned upon the approval of (1) and (2) above) and reelect one current member to the Board of Directors (the “Board”) of the Fund each to hold office until his successor is duly elected and qualified; and

(4) approve four amendments to the Articles of Incorporation of the Fund, as amended and restated (the “Charter”), and one amendment to the Amended and Restated By-Laws of the Fund (the “By-Laws”) relating to the operation of the Fund as a series fund and the requisite quorum for stockholder action.

Q:	Why is the Fund changing its investment advisor?

A:	The Board has been concerned about the volatile and troubled financial markets. The Board is aware that certain investment styles have historically tended to work better during certain market cycles. The Board has been pleased with its relationship with Fidelity Management & Research Company (“Fidelity”), the current manager of the Fund. However, Fidelity uses a growth investment style, which has tended to perform very well during certain market cycles favorable to growth-style investments but less well under certain other market cycles. In addition, the Board has been concerned about the Fund’s expense ratio which, because the Fund is not part of a fund complex, has the potential to get quite high if Fund assets are low. The Board sought a relationship with a manager willing to make a long-term commitment (e.g., in addition to investment management, a willingness to commit resources to marketing, distribution and growth of assets) to the Fund and its stockholders so that fixed expenses of the Fund could be spread across a larger stockholder base.

Beginning in October 2007, the Board undertook a comprehensive evaluation of the Fund’s investment advisory arrangements and met with an outside consultant and with a number of potential investment managers for the Fund. As a result of these efforts, the Board entered into discussions with Nomura, a major force in the Japanese market with a solid base in the United States, about Nomura’s “multi-manager” approach to portfolio management, in which portfolio investments of a fund are allocated between/among two or more experienced investment professionals applying different investment styles – value, growth, small cap, etc. (with each aiming to deliver alpha through rigorous stock selection). The Board believes that the “multi-manager” approach utilized by Nomura tends to produce a more stable pattern of growth than a single-manager, single-style approach, and can be more responsive to market fluctuations.

The Board has reached agreement, subject to your approval, with the management of Nomura Asset Management Co., Ltd. of Japan to enter a strategic relationship in which Nomura will manage the Fund’s assets, and will also support the marketing and distribution of the Fund.

Q:	How will the change in investment advisor affect me?

A:	You will continue to own the same shares in the Fund. Because Nomura has agreed to a contractual fee waiver of 10 basis points for 24 months, the advisory fee will be lower for that time period. After that time period, the advisory fee will be the same as the current fee. In addition, Nomura has agreed to pay the cost of the transition to Nomura, including legal, administrative, proxy and stockholder meeting costs (but excluding any portfolio transaction costs), in order to ensure that the Fund’s stockholders are not in any way detrimentally affected by a change of investment manager from Fidelity to Nomura. Nomura is willing to commit resources to the marketing and distribution of our Fund, and has strong incentive to grow the Fund’s assets. If assets grow as anticipated, our fixed expenses will be spread over a greater asset base, reducing the expense ratio for all stockholders.

Q:	Why are the Fund’s Charter and By-Laws being amended?

A:	The amendments relate primarily to the proposed addition of new classes and portfolios. If the investment advisory agreements with Nomura are approved at the Meeting, the Board anticipates that additional classes of shares would be added to the Fund’s portfolio and that additional portfolios would be added to the Fund’s structure. A primary goal in making such changes is to increase the number of stockholders and reduce the Fund’s expense ratio.

Three of the proposed amendments are intended primarily to increase flexibility in the event that the Fund offers additional series and/or classes of shares. The other modification decreases the number of shares needed to constitute a quorum at a stockholder meeting. Historically, open-end funds like the Fund have had difficulty in obtaining a quorum of a majority of the outstanding shares at a stockholder meeting, and this change is intended to reduce future stockholder meeting expenses. The proposed amendments would also delete a corresponding provision set forth in the By-Laws.

v

Q:	Why is one existing Board member being reelected?

A:	James A. Firestone was elected to the Board in July 2005 by the other directors of the Fund to fill the vacancy resulting from the retirement of a director. A director elected by the Board to fill a vacancy holds such office until the next annual meeting of stockholders. Because the Fund does not generally hold annual meetings of stockholders, it is proposed that Mr. Firestone be elected at the Special Meeting of Stockholders. Mr. Firestone has consented to be nominated and to serve, if elected.

Q;	Why is a new Board member being elected?

A:	Atsushi Yoshikawa is currently the President of NAM Tokyo and has consented to serve as a director of the Fund, if elected, conditioned upon the approval of the investment advisory agreements with Nomura. The Board believes that Mr. Yoshikawa’s financial experience and position within the Nomura organization will be an asset to the Fund.

Q:	How does the Board suggest that I vote on the proposals?

A:	After careful consideration, the Board has determined that the proposals are in the best interests of the stockholders and recommends that you vote “FOR” each of the proposals.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, telephone or internet or in person at the special stockholder meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the proxy card and follow the instructions.

Q:	Whom do I contact for further information?

A:	You may call D.F. King, our proxy solicitor, at 1-800-755-7250.

Important additional information about the proposals is set forth in the accompanying Proxy Statement/Prospectus. Please read it carefully.

THE JAPAN FUND, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Please take notice that a Special Meeting of Stockholders of The Japan Fund, Inc. (the “Fund”) will be held at the offices of Davis Polk & Wardwell located at 450 Lexington Avenue, New York, New York, on Wednesday, August 20, 2008, at 4 p.m., Eastern Time (the “Meeting”), for the purpose of voting on the following proposals (the “Proposals”) and to transact such other business, if any, as may properly come before the Meeting:

•	Proposal 1: To approve a new investment advisory agreement with Nomura Asset Management U.S.A. Inc. (“NAM USA”), conditioned upon the approval of proposal 2; and

•	Proposal 2: To approve a new sub-advisory agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo”), conditioned upon the approval of proposal 1; and

•

Proposal 3: To elect one new member (conditioned upon the approval of proposals 1 and 2) and reelect one current member to the Board of Directors (the “Board”) of the Fund each to hold office until his successor is duly elected and qualified; and

•

Proposal 4: To approve an amendment to the Articles of Incorporation of the Fund, as amended and restated (the “Charter”), and an amendment to the Amended and Restated By-Laws of the Fund (the “By-Laws”) reducing the number of shares required for a quorum; and

•	Proposal 5: To approve an amendment to the Charter deleting certain language relating to the classification of shares of stock of the Fund; and

•	Proposal 6: To approve an amendment to the Charter adding a provision relating to the conversion of shares of one class or series into shares of a different class or series; and

•	Proposal 7: To approve an amendment to the Charter adding a provision generally relating to the fees, charges and expenses imposed on shares of the Fund.

The members of the Board, all of whom are not affiliated with NAM USA or NAM Tokyo, unanimously recommend that stockholders vote FOR each Proposal.

As permitted by the Fund’s By-Laws, the Board of Directors, by resolution passed June __, 2008, has set the number of directors to serve on the Fund’s Board at nine, conditioned upon the approval of proposals 1 and 2.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Fund at the close of business on June 24, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Stockholders are entitled to one vote for each share held.

In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Meeting. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of adjournment. If the necessary quorum is obtained, but the vote required to approve a Proposal is not obtained, the persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

It is very important that your voting instructions be received by the meeting date. Instructions for shares held of record in the name of a nominee such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

You are cordially invited to attend the Meeting at which you may vote shares. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, D.F. King, at 1-800-755-7250.

By Order of the Board of Directors,

Nancy L. Conlin Secretary of The Japan Fund, Inc.	June , 2008

IMPORTANT—We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Special Meeting of Stockholders and vote your shares in person at that time, you will still be able to do so.

2

THE JAPAN FUND, INC.

c/o State Street Bank and Trust Company

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

(Definitive copy intended to be filed by July 2, 2008)

General

This Proxy Statement is being furnished to stockholders of The Japan Fund, Inc. (the “Fund”). The Board of Directors (the “Board,” the directors of which are referred to as the “Directors”) of the Fund is soliciting proxies from the stockholders of the Fund for use at the Special Meeting of Stockholders of the Fund to be held at the offices of Davis Polk & Wardwell located at 450 Lexington Avenue, New York, New York 10017, on Wednesday, August 20, 2008, at 4 p.m., Eastern Time, or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”) for the purpose of voting on the following proposals (the “Proposals”) and to transact such other business, if any, as may properly come before the Meeting:

•	Proposal 1: To approve a new investment advisory agreement with Nomura Asset Management U.S.A. Inc. (“NAM USA”) conditioned upon the approval of proposal 2; and

•	Proposal 2: To approve a new sub-advisory agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo”), conditioned upon the approval of proposal 1; and

•

Proposal 3: To elect one new member (conditioned upon the approval of proposals 1 and 2 above) and reelect one current member to the Board of the Fund each to hold office until his successor is duly elected and qualified; and

•

Proposal 4: To approve an amendment to the Articles of Incorporation of the Fund, as amended and restated (the “Charter”), and an amendment to the Amended and Restated By-Laws of the Fund (the “By-Laws”) reducing the number of shares required for a quorum; and

•	Proposal 5: To approve an amendment to the Charter deleting certain language relating to the classification of shares of stock of the Fund; and

•	Proposal 6: To approve an amendment to the Charter adding a provision relating to the conversion of shares of one class or series into shares of different classes or series; and

•	Proposal 7: To approve an amendment to the Charter adding a provision generally relating to the fees, charges and expenses imposed on shares of the Fund.

This Proxy Statement, the Notice of Special Meeting, and the proxy card are first being mailed to stockholders on or about July [date], 2008, or as soon as practicable thereafter.

The Fund provides periodic reports to its stockholders that highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and the most recent semi-annual report for the Fund succeeding the annual report, without charge, by calling 1-800-53-JAPAN or writing the Fund, at the address shown above.

PROPOSALS 1 and 2:

Approval of a New Investment Advisory Agreement with NAM USA

and

Approval of a New Sub-Advisory Agreement Between NAM USA and NAM Tokyo

Introduction

The Board of the Fund has been concerned about the volatile and troubled financial markets. The Board is aware that certain investment styles have historically tended to work better during certain market cycles. The Board has been pleased with its relationship with Fidelity Management & Research Company (“Fidelity” or “FMR”), the current manager of the Fund. However, Fidelity uses a growth investment style, which has tended to perform very well during certain market cycles favorable to growth-style investments but less well under certain other market cycles. In addition, the Board has been concerned about the Fund’s expense ratio which, because the Fund is not part of a fund complex, has the potential to get quite high if Fund assets are low. Beginning in October 2007, the Board undertook a comprehensive evaluation of the Fund’s investment advisory arrangements and met with an outside consultant and with a number of potential investment managers for the Fund. The Board considered various alternatives in its search for a new manager with an investment style that could potentially provide the Fund’s stockholders with more stable investment performance over the long term (including various market cycles). In addition, the Board sought a relationship with a manager willing to make a long-term commitment (e.g., in addition to investment management, a willingness to commit resources to marketing, distribution and growth of assets) to the Fund and its stockholders so that fixed expenses of the Fund could be spread across a larger stockholder base.

As a result of these efforts, the Board entered into discussions with NAM USA and NAM Tokyo (jointly “Nomura”) about Nomura’s “multi-manager” approach to portfolio management, in which portfolio investments of a fund are allocated between/among two or more experienced investment professionals applying different investment styles – value, growth, small cap, etc. (with each aiming to deliver alpha through rigorous stock selection). As described more fully below, the Board discussed numerous other factors with Nomura in evaluating their potential as an investment advisor to the Fund. The Directors do not intend to make any material changes to the Fund’s investment objective or other fundamental policies as described in the Fund’s Prospectus and Statement of Additional Information if NAM USA is approved as the Fund’s investment advisor.

The Board concluded its review of the Fund’s advisory relationships and unanimously agreed that Nomura’s strong and consistent performance and its commitment of resources to marketing and distribution (which will help to decrease the expense ratio if successful) and its commitment to develop other funds (which will also contribute to a decrease in expenses) lead to the conclusion that it would be in the best interests of the Fund and its stockholders to approve new advisory agreements with Nomura. The Board is therefore pleased to present the following recommendation to the stockholders for approval:

At the Meeting, you will be asked to approve a new investment advisory agreement with NAM USA and a new subadvisory agreement between NAM USA and its parent, NAM Tokyo, (the “Agreements”) each effective upon termination of the investment advisory agreement and sub-advisory agreements with Fidelity and its affiliates (the “Current Agreements”). The forms of the Agreements are attached hereto as Exhibits A and B. Nomura has agreed to a contractual fee waiver of 10 basis points of the advisory fee for 24 months (“Fee Waiver”). The material terms of the Agreements and a comparison of material differences between the Agreements and the Current Agreements are set forth below under “Information on the Agreements.” The terms of the Agreements are in all respects the same or more beneficial to Fund stockholders than the Current Agreements.

If the investment advisory agreement with NAM USA and the sub-advisory agreement between NAM USA and NAM Tokyo are approved by stockholders, then the Board and Nomura anticipate that additional classes of shares would be added to the Fund portfolio (which is formed as one series of a Maryland corporation) and eventually additional series would be added to the Maryland corporation, with a goal of increasing the number of stockholders and reducing expenses.

Board Approval and Recommendation

On May 29, 2008, the Board, including each Director who is not an “interested person” (“Interested Person”) of Nomura or the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (each such Director, an “Independent Director”), voted unanimously to approve the Agreements and the 24 month contractual Fee Waiver of 10 basis points, and to recommend the approval of the Agreements to the stockholders of the Fund. The Directors determined that entering into the Agreements would be in the best interests of the Fund and its stockholders. The Fund would receive high quality investment advisory services from one of the largest managers of Japanese equities with a proven multi-manager investment approach that has the potential to provide Fund stockholders with more stable growth. The proposed arrangement with Nomura will result in advisory fees that will be less than the Fund’s current fees for a 24 month period and after that period equal to the Fund’s current advisory fees. It is also expected that due to economies of scale expenses will decrease.

For information about the Board’s deliberations and the reasons for its recommendation, please see “Board Considerations” below.

The Board unanimously recommends

1.	that stockholders vote FOR the approval of the NAM USA Agreement and;

2.	that stockholders vote FOR the approval of the sub-advisory agreement between NAM USA and NAM Tokyo.

Information on Nomura

The information in this section has been provided to the Fund by Nomura.

NAM USA, a wholly-owned subsidiary of NAM Tokyo, specializes in providing investment management services to segregated institutional client portfolios and investment vehicles. Its client base includes pension plans, governmental agencies and investment funds operating in North America and Japan. NAM USA has registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment advisor under the Investment Advisers Act of 1940 and has registered as an advisor in the Canadian provinces of Alberta, British Columbia, Ontario and Quebec. NAM USA was organized as a New York corporation in 1976. As of March 31, 2008, NAM USA had approximately $2.5 billion in assets under management.

NAM Tokyo is one of the largest asset management firms in Japan and represents the core asset management division of the Nomura Group. NAM Tokyo advises a range of Japanese and international clients, including governmental entities and supranational institutions, directly and through its investment advisory subsidiaries in Hong Kong, Malaysia, Singapore, the United Kingdom and the United States. NAM Tokyo also advises more than 500 investment trusts organized in Japan. NAM Tokyo is a Japanese corporation that was organized in 1997 following a merger between two investment advisory firms in the Nomura Group. NAM Tokyo has registered as an investment advisor under the Investment Advisers Act of 1940 and under the applicable laws of Japan. As of March 31, 2008, NAM Tokyo and its subsidiaries had approximately $256.2 billion in assets under management.

Board Considerations

As part of their due diligence, the Directors obtained substantial information regarding Nomura and the other investment manager candidates, including: the management, investment performance, organizational structure, operations and investment processes. With the assistance of an outside consultant and legal counsel, the Directors considered all factors they deemed relevant, including but not limited to: the nature and quality of services to be provided; investment performance relative to appropriate peer groups, a composite of three multi-manager candidates and the Tokyo Stock Price Index (“TOPIX”); skills, breadth of experience and capabilities of personnel, including continued employment of key personnel at Nomura; stability of management; comparative data on proposed fees and expenses; marketing and distribution capabilities; potential economies of scale; commitment to providing high levels of support and service to the Fund as an independent entity; potential benefits to Nomura from a proposed relationship to the Fund, including revenues to be derived from services provided to the Fund by affiliates of Nomura, if any; and the potential benefits to Nomura, the Fund and its stockholders of receiving research services, if any, from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

The Directors reviewed and evaluated extensive materials from Nomura and other sources, including, among other items, information providing (a) an overview of the discretionary services of NAM USA and its parent, NAM Tokyo, which would serve as the new sub-advisor to the Fund, (b) the breadth and experience of Nomura’s investment management and research staff, (c) NAM USA’s and NAM Tokyo’s financial statements for the last two fiscal years, (d) commitments of Nomura to provide investment management services and marketing and distribution support to the Fund, (e) the current Form ADVs of NAM USA and NAM Tokyo, and (f) the compliance program of Nomura. The Board also considered Nomura’s proposed business model in connection with the Fund, including but not limited to the development of multiple share classes and additional series of portfolios to assist with asset gathering with a goal of reducing the expenses of the Fund.

In reaching their determination that entering into the new Agreements with Nomura is in the best interests of the Fund and its stockholders, the Directors did not identify any particular information that was controlling, and it is likely that each Director individually attributed different weights to the factors they considered, which included:

The Nature, Extent and Quality of Nomura’s Proposed Investment Management and Sub-Advisory Services

The Directors considered the nature and quality of the “multi-manager” investment services proposed to be provided to the Fund by Nomura and compared it with the single manager growth style of the services provided to the Fund by FMR and its sub-advisors, the expertise and investment experience of the investment management personnel who would provide these services and the extensive equity research resources available to the portfolio management teams. In addition to the investment research and advisory services, the Board considered the asset gathering, technology, communications, internal controls and compliance resources of Nomura. The Board also considered Nomura’s reputation in Japan and the United States, its financial strength and experience, as well as its access to research services from brokers. In addition, the Directors considered the other direct and indirect benefits to the Fund, such as the Fund’s potential to reduce expenses through the proposed asset gathering arrangements. The Board determined that Nomura’s proposed “multi-manager” investment style, investment expertise and stature in Japan (the investment focus of the Fund) as well as Nomura’s commitment to provide all the services previously provided by Fidelity, was in the best interests of the Fund and its stockholders.

Investment Performance

The Board compared the Fund’s investment performance during the time Fidelity managed the Fund to the performance of Nomura, two other investment manager candidates and to the TOPIX. The Board noted that the Fund’s growth over the five year period reviewed by the

Board came in two sharp bursts of very high growth. The funds using a “multi-manager” style, including Nomura’s, also had growth spurts, but were not followed with declines as significant as the Fund’s, suggesting that the “multi-manager” style has the potential to produce more stable growth. Although all of the investment manager candidates, including Fidelity and Nomura, outperformed the benchmark (Topix) during the five year period, Nomura’s pattern of performance was more stable than those of the other firms.

In evaluating Nomura’s prior investment performance, the Board reviewed the performance of the Nomura Japan Equity Strategic Mother Fund (the “Equity Strategic Fund”), a Japanese investment trust that is managed pursuant to the same “multi-manager” investment style that is proposed for the Fund. Although the Equity Strategic Fund was formed and managed under the laws and regulations of Japan and although past performance does not indicate future performance, the Board reviewed this information in its evaluation of Nomura’s capabilities and in its study of “multi-manager” funds. Under the multi-manager style employed for the Equity Strategic Fund, separate portfolio managers are responsible for the large cap value, large cap growth and small cap blend strategies; decisions as to the allocation of assets to a particular style are made by a special committee. As indicated above, the Equity Strategic Fund outperformed its benchmark for the five-year period reviewed by the Board. In addition, the Equity Strategic Fund was named the Morningstar “Best Fund of the Year” (Japan Equity Hybrid Category) in 2004 and 2005.

Nomura’s Profits and Costs; Fund’s Expense Ratio

In connection with its review of the proposed Agreements, the Board considered Nomura’s agreement to maintain the same or better terms as contained in the Current Agreements, including advisory fees (i.e., the fee schedule is the same as Fidelity’s except that Nomura has agreed to a contractual Fee Waiver of 10 basis points for 24 months). In addition, Nomura has agreed to pay the cost of the transition to Nomura, including legal, administrative, proxy and stockholder meeting costs in order to ensure that the Fund’s stockholders are not in any way detrimentally affected by a change of investment manager from Fidelity to Nomura. The Board also considered the direct and indirect benefits to Nomura from a relationship with the Fund. The Board took into account the various services to be provided to the Fund by Nomura, including the services required to manage a portfolio of Japanese securities and reallocation of assets on an ongoing basis. The Board, including the Independent Directors, considered (a) Nomura’s financial condition, (b) the Fund’s expense ratio, (c) the Fund’s existing management fee, and (d) the advisory fee charged to other clients of Nomura for similar services. Based on the information reviewed and its discussions, the Board, including a majority of the Independent Directors, concluded that the proposed management fee was reasonable in relation to the services to be provided.

Economies of Scale

The Board considered the proposed management fee, noting that it contained breakpoints. When assets increase over the breakpoint levels the management fee rates will be reduced on the incremental assets. The Board also considered Nomura’s willingness to commit its resources to market and distribute the Fund, noting that with the growth of Fund assets the Fund’s fixed expenses would be spread over a greater asset base, reducing the expense ratio for stockholders. In addition, if the Agreements are approved by stockholders, Nomura intends to create additional series, causing the Fund to be administered as part of a larger complex of funds, further spreading some administrative expenses across a broader asset base. As a consequence, the Board determined that the Fund and its stockholders would realize economies of scale with the anticipated growth of assets.

Additional Information Concerning Nomura

NAM USA’s offices are located at Two World Financial Center, Building B, New York, New York 10281. The following are the names, addresses and principal occupations of the principal executive officer and each director of NAM USA:

Name and address*	Position with NAM USA	Principal occupation
Shigeru Shinohara	President, Chief Executive Officer and Director	President, Chief Executive Officer and Director of NAM USA

Hiroyuki Nakano	Managing Director, Chief Administrative Officer and Director	Managing Director, Chief Administrative Officer and Director of NAM USA

Marti Subrahmanyam	Director	Charles E. Merrill Professor of Economics and Finance at the Leonard N. Stern School of Business, New York University.

*	The address of each officer and director listed above is Two World Financial Center, Building B, New York, New York 10281

NAM Tokyo’s offices are located at 1-12, 1-Chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan. The following are the names, addresses and principal occupations of the principal executive officer and each director of NAM Tokyo:

Name and address*	Position with NAM Tokyo	Principal occupation

Atsushi Yoshikawa	President, Chief Executive Officer and Director	President, Chief Executive Officer and Director of NAM Tokyo

Yukio Suzuki	Director

Akihiko Nakamura	Director

Noriaki Nagai	Director

Makoto Sonobe	Director

Daisuke Suzuki	Director

*	The address of each officer and director listed above is 1-12, 1-Chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

NAM Tokyo is a wholly-owned subsidiary of Nomura Holdings, Inc. Nomura Holdings, Inc.’s offices are located at 1-9-1, Nihombashi, Chuo-ku, Tokyo 103-8645, Japan.

Information on the Agreements

The Advisory Agreement Between the Fund and NAM USA

Under the Agreement with NAM USA, NAM USA will regularly provide the Fund with investment advisory services. As investment advisor, NAM USA will determine which securities are purchased, held or sold and what portion of the Fund’s assets will be held uninvested, subject to the Fund’s Articles, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended, the Fund’s investment objective, policies and restrictions, and subject, further, to such policies as the Directors of the Fund may from time to time establish.

For its services as investment advisor, NAM USA will receive a monthly fee, payable in dollars on the last day of each month, equal on an annual basis to 0.60% of the first $200 million of average daily net assets of the Fund, 0.55% of average daily net assets in excess of $200 million up to $400 million and 0.50% of average daily net assets in excess of $400 million. For purposes of computing the monthly fee, the average daily net assets of the Fund will be determined as of the close of business on each business day of each month throughout the year.

If the stockholders approve the Agreement with NAM USA, NAM USA has agreed to waive a 10 basis point portion of its investment advisory fee so that, for a period of 24 months, the investment advisory fee shall be calculated and paid as follows: the Fund shall pay NAM USA on the last day of each month a fee equal to 1/12 of 0.50 of 1 percent of the average daily net assets (as defined in the Investment Advisory Agreement) of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $200 million, the fee payable for the month based on the portion of the average of such values in excess of $200 million shall be 1/12 of 0.45 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $400 million, the fee payable for that month based on the portion of the average of such values in excess of $400 million shall be 1/12 of 0.40 of 1 percent of such portion.

The Agreement with NAM USA will be dated as of the date of the termination of the existing investment advisory agreement with Fidelity. The Agreement with NAM USA will be in effect for an initial term ending two years after its effectiveness, and may be continued

thereunder from year to year only if specifically approved at least annually by the vote of “a majority of the outstanding voting securities” (as defined below under “Additional Information” following Proposal 7) of the Fund, or by the Board and, in either event, the vote of a majority of the Independent Directors, cast in person at a meeting called for such purpose.

In the event that stockholders of the Fund do not approve the Agreement with NAM USA at the Meeting, the Board will take such action, if any, as it deems to be in the best interests of the Fund, including without limitation re-submitting this Proposal for stockholder approval, and/or entering into an interim investment advisory agreement with NAM USA.

The form of the Agreement is attached hereto as Exhibit A. The description above is qualified in its entirety by reference to Exhibit A.

The Sub-Advisory Agreement Between NAM USA and NAM Tokyo

If the Agreement with NAM USA (Proposal 1) is adopted, NAM USA proposes to enter into a sub-advisory agreement (the “Sub-Advisory Agreement”) with its parent, NAM Tokyo; therefore, the Board proposes that stockholders of the Fund approve the Sub-Advisory Agreement with NAM Tokyo described below (Proposal 2). The Sub-Advisory Agreement would allow NAM USA, through its parent NAM Tokyo, to receive investment advice and research services for the benefit of the Fund.

Under the Sub-Advisory Agreement, NAM Tokyo could also receive authority to perform discretionary investment advisory services subject to the overall supervision of NAM USA and the Board of Directors. Because NAM Tokyo would be paid out of the proceeds of NAM USA’s advisory fee, the proposed Sub-Advisory Agreement would not affect the fees paid by the Fund to NAM USA. Under the proposed Sub-Advisory Agreement NAM USA would pay 50% of its monthly fee to NAM Tokyo.

The Directors determined that the Sub-Advisory Agreement would provide NAM USA with flexibility in the assignment of portfolio managers and give the Fund access to managers located in Japan who may have more specialized expertise with respect to local companies and markets. Additionally, the Directors believe that the Fund and its stockholders may benefit from giving NAM USA, through its parent, NAM Tokyo, the ability to execute portfolio transactions from locations that are physically closer to Japanese issuers and the primary markets in which their securities are traded.

If approved by stockholders, the Sub-Advisory Agreement will be dated as of the date of the termination of the existing investment advisory agreement with Fidelity, and would continue in effect for an initial term ending two years after its effectiveness, and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Directors who are not “interested persons” of the Fund or Nomura and (ii) the vote of either a majority of the Directors or by the vote of a majority of the outstanding shares of the Fund. The Sub-Advisory Agreement would be terminable on 60 days’ written notice by either party to the Sub-Advisory Agreement and would terminate automatically in the event of its assignment.

The form of the Sub-Advisory Agreement is attached hereto as Exhibit B. Its description above is qualified in its entirety by reference to Exhibit B.

Differences Between the Current Agreements with Fidelity and the Proposed Agreements with Nomura

FMR has served as the investment advisor for the Fund pursuant to the Current Agreements, which were approved by the Fund’s shareholders on August 27, 2002, and became effective on October 7, 2002. The Board last approved the renewal of the Current Agreements in October 2007 (see the Fund’s semi-annual shareholder report for the period ended March 31, 2008, for a discussion of this approval). Under the supervision of the Board of Directors, FMR is responsible for choosing the Fund’s investments. For the services of FMR under the Current Agreements, the Fund pays FMR an advisory fee at the annual rate of 0.60% of the Fund’s average net assets up to and including $200 million; 0.55% of the Fund’s average net assets in excess of $200 million and up to and including $400 million; and 0.50% of the Fund’s average net assets in excess of $400 million. For the fiscal year ended September 30, 2007, FMR received a fee pursuant to the Current Agreements of $2,292,220.1

The terms of the Agreements are in all respects the same or more beneficial to Fund stockholders than the Current Agreements. Under the proposed Agreement with NAM USA, Nomura will provide all the services provided by Fidelity at a 10 basis point reduced fee for 24 months and will provide certain additional services (e.g., sub-certifications in connection with Sarbanes Oxley, monitoring the Fund’s securities lending program, assistance with investor and public relations matters). As a result of the reduced fee, during the initial 24 months NAM USA will be entitled to an advisory fee of 0.50% of the Fund’s average net assets up to and including $200 million; 0.45% of the Fund’s average net assets in excess of $200 million and up to and including $400 million; and 0.40% of the Fund’s average net assets in excess of $400 million. Under the proposed new sub-advisory arrangement there is one Sub-Advisory Agreement between NAM USA and its parent, NAM Tokyo. Under the Fidelity arrangement there were seven sub-advisory agreements. The proposed new Sub-Advisory Agreement will provide the Fund with the resources of one of the largest asset managers in Japan. Fees paid to NAM Tokyo under the new sub-advisory agreement will not affect the advisory fee payable by the Fund to NAM USA. NAM USA will pay NAM Tokyo out of its own fee payable under the agreement with NAM USA.

Stockholder Vote Required to Approve the New Agreements with Nomura

Approvals of Proposal 1 and Proposal 2 require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. For purposes of the vote on Proposal 1 and Proposal 2, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such brokers or nominees do not have discretionary power) will have the effect of votes against the proposal, although they will be considered present for purposes of determining the existence of a quorum.

The Directors of the Fund unanimously recommend that the Stockholders of the Fund vote for Proposal 1 and Proposal 2.

PROPOSAL 3:

Election of Directors of the Fund

At the Meeting, stockholders will be asked to consider the election of James A. Firestone and Atsushi Yoshikawa to the Board. Election of each nominee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Mr. Firestone is currently a Director of the Fund and has consented to be nominated and to serve, if elected. All the other Directors have previously been elected by stockholders. Mr. Yoshikawa is currently the President of NAM Tokyo and has consented to be nominated and to serve, if elected and conditioned upon the approval of Proposals 1 and 2.

1 In addition, for services pursuant to a Services Agreement, broker affiliates of FMR, Fidelity Brokerage Services LLC ("FBS") and National Financial Services LLC ("NFS") (FBS and NFS are jointly referred to as "Fidelity Brokers"), received fees from the Fund in connection with sub-accounting for beneficial shareholders of the Fund held through securities brokerage accounts carried by NFS on behalf of FBS or correspondents of NFS. For the fiscal year ended September 30, 2007, the Fidelity Brokers received fees pursuant to the Services Agreement of $94,376.

Mr. Firestone was added to the Board in July 2005 to fill the vacancy resulting from the retirement of a director. By resolutions passed on June __, 2008, the Directors Nominating Committee recommended and the Board, in accordance with the Fund’s By-Laws, has set the number of directors at nine and has nominated Mr. Yoshikawa to serve as a director conditioned upon the stockholders’ approval of the Agreements (Proposals 1 and 2).

The persons named on the accompanying proxy card, if granted authority to vote in the election of Directors, intend to vote at the Meeting for the election of the nominees named above. Each nominee is to be elected to hold office until the next annual meeting of stockholders and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not generally hold annual meetings of stockholders, each Director will hold office for an indeterminate period.

The Board considers possible candidates to fill vacancies on the Board recommended to it by the Nominating Committee of the Board, which also reviews the qualifications of candidates recommended by stockholders and others. The Board recommends the slate of Director candidates to be proposed for election by stockholders and sets policies regarding retirement from the Board. Stockholders wishing to recommend any candidate for Director should submit in writing a brief description of the candidate’s business experience and other information relevant to the candidate’s qualifications to serve as a Director. Submissions should be mailed to the Secretary of the Fund at the address for the Fund given at the beginning of this Proxy Statement.

Information Concerning Nominees and Directors

The following table sets forth certain information concerning the nominees and all the other Directors. The current address of the nominees and all the other Directors is The Japan Fund, Inc., c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. Each individual’s age is in parentheses after his name. As set forth in the chart below, Mr. Firestone is not considered by the Fund to be an “interested person” of the Fund as defined in the 1940 Act (an “Interested Person”). However Mr. Yoshikawa would be considered by the Fund to be an Interested Person of the Fund and its advisor because he is an officer of NAM Tokyo. The terms of office for the nominees and the current Directors will be until the next annual meeting of stockholders and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold meetings annually for the election of directors, the nominees elected as Directors will hold office for an indeterminate period.

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Directorships Held
Independent Directors (including Nominees):
J. Douglas Azar (62); Director and Vice Chairman of the Board	Director 2005 to present; Vice Chairman 2008 to present	Director, Meritage, Inc. (machine tool distribution), February 2004 to present; Retired, October 2000 to present	1	Meritage, Inc. (machine tool distribution)

Lynn S. Birdsong (61); Director	2003 to present	Private Investor; Director, The Hartford Funds, May 2003 to present; Trustee, The Natural History Museum of the Adirondacks, December 2006 to present; Director, Berkshire Farm for Youth (social services), June 2003 to present; Self-Employed Consultant (asset management), April 2002 to present; Partner, George Birdsong Co. (advertising), January 1981 to present; Director, The Daycroft School Foundation, 2005 to October 2007; Director, The Atlantic Whitehall Funds, resigned 2005; Managing Director, Zurich Scudder Investments (asset management), January 1979 to April 2002	1	The Natural History Museum of the Adirondacks; Berkshire Farm for Youth (social services); The Hartford Funds

James A. Firestone (53); Director and Nominee	2005 to present	President, Xerox North America and Executive Vice President, Xerox Corporation (printing and imaging), October 2004 to present; President Corporate Operations and Senior Vice President, Xerox Corporation, 2002 to 2004; Director, Fuji Xerox Corp, Ltd., October 2002 to 2004; Senior Vice President Marketing and Strategy, Xerox Corporation, 2000 to 2002	1	Goodyear Tire & Rubber Company, Inc.

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Directorships Held
Shinji Fukukawa (76); Director(1)	2001 to present	Chairman, TEPIA, The Machine Industry Memorial Foundation, December 2005 to present; Senior Advisor, Global Industrial and Social Progress Research Institute (think-tank), December 1988 to present; Executive Advisor, Dentsu Inc. (advertising), July 2002 to October 2005; Chief Executive Officer, Dentsu Institute for Human Studies (think-tank), November 1994 to June 2002	1	TEPIA, The Machine Industry Memorial Foundation

Takeshi Isayama (65); Director	2005 to present	Chairman, The Carlyle Japan LLP, October 2007 to present; Director, Dainippon Screen Mfg Co., Ltd. (semiconductor equipment manufacturing), June 2007 to present; Director, Terumo Corp. (medical equipment manufacturing), June 2006 to present; Director, The SEIYU, Ltd. (retail), March 2007 to December 2007; Vice Chairman, Nissan Motor Co., Ltd., September 2001 to March 2007	1	The Carlyle Japan LLP; Dainippon Screen Mfg Co., Ltd. (semiconductor equipment manufacturing); Terumo Corp. (medical equipment manufacturing)

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Directorships Held
Yoshihiko Miyauchi (72); Director	1996 to present	Director, Sojitz Corporation, June 2005 to present; Director, Sony Corporation, June 2003 to present; Director, Showa Shell Sekiyu K.K., March 2003 to present; Director, Yasuda EMP Limited, February 2001 to present; Chairman and Chief Executive Officer, ORIX Corporation (financial services), April 2000 to present; Director, ORIX Capital Markets, LLC, April 1997 to present; Director, Nippon Venture Capital Co., Ltd., February 1996 to present; Director, Infrastructure Leasing & Financial Services Limited, March 1993 to present; Representative Director, ORIX Baseball Club Co., Ltd., November 1988 to present; Director, ORIX USA Corporation and Subsidiaries, August 1981 to present; Director, ORIX Commercial Alliance Corporation, August 1968 to present; Director, DAIKYO Incorporated, March 2005 to 2007; Director, Mercian Corporation, March 2001 to 2005; Director, AOZORA Bank, Ltd., September 2000 to 2007; Director, Fuji Xerox Co., Ltd., March 1999 to 2006; Director, ORIX Hawaii, Inc., April 1989 to 2006; Director, ORIX America, Inc., September 1972 to 2006; Director ORIX Financial Services, Inc., August 1963 to 2006	1	Sojitz Corporation; Sony Corporation; Showa Shell Sekiyu K.K.; Yasuda EMP Limited; ORIX Corporation; ORIX Capital Markets, LLC; Nippon Venture Capital Co., Ltd.; Infrastructure Leasing & Financial Services Limited; ORIX Baseball Club Co.; ORIX USA Corporation and Subsidiaries; ORIX Commercial Alliance Corporation

Osamu Nagayama (61); Director	2005 to present	President and CEO, Chugai Pharmaceutical Co., Ltd., 1978 to present; President, The Japan Pharmaceutical Manufacturers Association, May 1998 to May 2004	1	None

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Directorships Held
Interested Director:
William L. Givens (78); Director, Chairman of the Board and Chief Executive Officer(2)	Director 1978 to present; Chairman of the Board 2000 to present; Chief Executive Officer 2007 to present	Director of Japan Operations, Ovation Products Corp. (technology development), 2001 to present; President, Twain Associates (management consulting), 1978 to present	1	None

Atsushi Yoshikawa [Sidley Austin to provide (age/confirm name)]; Nominee(3)	None

President and Chief Executive Officer, Nomura Asset Management Co., Ltd., April 2008 to present; Senior Managing Director, Nomura Holdings, Inc. from April 2004 to March 2006; Executive Vice President, Clients Services Division, Nomura Asset Management Co., Ltd., April 2005 to March 2008; Executive Managing Director, Clients Services Division, Nomura Asset Management Co., Ltd., April 2004 to March 2005; Senior Managing Director, Co-Head of Investment Banking, Nomura Securities Co., Ltd., June 2003 to March 2004; Member of the Board and Co-Head of Investment Banking, Nomura Securities Co., Ltd., April 2002 to May 2003.

			0	None

(1)	Mr. Fukukawa, who will retire from the Board on October 30, 2008, owned shares of Nomura Holdings Inc. (“NMR”), the holding company of Nomura, during all or part of the five-year period ended May 19, 2008. The value of those shares (based on market price) ranged from $72,000 to $163,000 and represented less than 0.0003% of the NMR shares issued and outstanding. Mr. Fukukawa disposed of his shares prior to the May 29th Board meeting.

(2)	Effective April 26, 2007, William L. Givens is treated as an Interested Director because he serves as Chief Executive Officer of the Fund. He is not affiliated with Fidelity or Nomura.

(3)	Mr. Yoshikawa will be treated as an Interested Director because he is an officer of NAM Tokyo.

The following table sets forth ranges of beneficial ownership of shares of the Fund by the nominees and the other Directors as of the end of the most recently completed calendar year (December 31, 2007).

Name of Nominee and Current Directors	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All FMR and NAM Advised Funds Overseen or to be Overseen by Nominee and the Directors
J. Douglas Azar	$10,001 – $50,000	$10,001 – $50,000
Lynn S. Birdsong	$10,001 – $50,000	$10,001 – $50,000
James A. Firestone (Nominee)	$10,001 – $50,000	$10,001 – $50,000
Shinji Fukukawa(1)	$0	$0
William L. Givens	$10,001 – $50,000	$10,001 – $50,000
Takeshi Isayama(1)	$0	$0
Yoshihiko Miyauchi(1)	$0	$0
Osamu Nagayama(1)	$0	$0
Atsushi Yoshikawa (Nominee)(1)	$0	$0

(1)	Given the Fund’s focus on Japan, the Board believes that it is important that some Directors be Japanese. The Board does not expect the Japanese Board members to own any shares of the Fund, however, because the shares are not offered in Japan and because of the adverse tax implications faced by a Japanese citizen who invests in a U.S. fund.

The primary responsibility of the Board is to represent the interests of the stockholders of the Fund and to provide oversight of the management of the Fund. The Board is currently composed of seven Independent Directors and one Director who is considered an Interested Person because of his service as Chief Executive Officer of the Fund. Conditioned upon stockholder approval of the Agreements, the Board, pursuant to the Fund’s By-Laws, has set the number of directors at nine. The slate of nominees proposed for election as Directors of the Fund at the Meeting is composed of one individual, Mr. Firestone, who is not an Interested Person and who will be considered an Independent Director, if elected, and one individual, Mr. Yoshikawa, who would be an interested person and would be treated as an Interested Director, if elected. If each nominee proposed for election as a Director of the Fund is elected, 77.8% of the Board of Directors will be composed of Independent Directors. Mr. Firestone, an Independent Director, was selected and nominated solely by the then current Independent Directors of the Fund. Mr. Yoshikawa, the Interested Director nominee, was recommended to the Nominating Committee by management.

Board and Committee Meetings

The Board of Directors has an Executive Committee, Nominating Committee, Fair Value Committee, and Audit Committee. During the Fund’s most recently completed fiscal year ended September 30, 2007, the Directors conducted thirteen (13) meetings to deal with Fund issues (including regular and special Board and committee meetings). These meetings included four (4) regular Board meetings, four (4) special Board meetings, three (3) Fair Value Committee meetings, two (2) Audit Committee meetings, zero (0) Nominating Committee meetings, and zero (0) Executive Committee meetings. During the Fund’s most recently completed fiscal year ended September 30, 2007, each Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served, except for Mr. Miyauchi who attended 50% of the meetings of the Board of Directors, Mr. Fukukawa and Mr. Isayama who attended 50% of the Audit Committee meetings and Mr. Azar and Mr. Firestone who attended none of the Fair Value Committee meetings.

Audit Committee

The Audit Committee recommends the selection of the Fund’s independent auditor to the Board, reviews the independence of such firm, reviews the scope of audit and internal controls, and considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices. The Audit Committee is composed of seven Independent Directors (Messrs. Azar, Birdsong, Firestone, Fukukawa, Isayama, Miyauchi, and Nagayama) and is governed by a written charter adopted by the Board a copy of which attached hereto as Exhibit C, which sets forth in greater detail the Audit Committee’s purposes, duties, and powers.

Executive Committee

The Executive Committee is delegated with all of the powers of the Directors not otherwise delegated, to the extent permitted by law, when the full Board of Directors is not in session. The Committee is composed of two Independent Directors (Messrs. Birdsong and Miyauchi) and one Interested Director (Mr. Givens).

Fair Value Committee

The Fair Value Committee oversees Fund valuation matters, such as valuation methodologies. The Fair Value Committee also establishes “fair valuation” procedures to determine fair market value of securities held by the Fund when actual market values are unavailable. The Committee is composed of three Independent Directors (Messrs. Azar, Birdsong and Firestone), one Interested Director (Mr. Givens) and two officers of the Fund (Mr. Collier, Principal Financial Officer, and Ms. Conlin, Secretary and a non-voting member).

Nominating Committee

The Nominating Committee is delegated the power to select and nominate persons for election as Directors of the Fund. After the Committee determines that a person should be selected and nominated as a Director, the Committee presents its recommendation to the full Board for its consideration and, where appropriate, separately to all the Independent Directors for their consideration. The Nominating Committee is composed of seven Independent Directors (Messrs. Azar, Birdsong, Firestone, Fukukawa, Isayama, Miyauchi, and Nagayama) and is governed by a charter, a copy of which is attached hereto as Exhibit D.

Independent Public Accountant

Briggs, Bunting & Dougherty, LLP (“BBD”) was selected as the Fund’s independent registered public accounting firm based on the recommendation by the Fund’s Audit Committee and the approval by the Board on October 25, 2007. BBD is a firm of independent public accountants and has advised the Fund that it has no direct financial interest or material indirect financial interest in the Fund, its advisor or Nomura.

The following table sets forth the fees billed for each of the last two fiscal years for professional services rendered by BBD:

Fiscal Year	Audit Fees(1)	Audit-Related Fees	Tax Fees		All Other Fees
2007	$26,500	$0	$4,000	(2)	$8,500	(3)
2006(4)	$25,500	$0	$0		$0

(1)	Audit fees include amounts related to the audit of the Fund’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Preparation of income tax returns, which was pre-approved by the Audit Committee prior to the engagement.

(3)	Fee for Anti-Money Laundering review, which was pre-approved by the Audit Committee prior to the engagement.

(4)	During 2006, the Fund changed its fiscal year end from December 31 to September 30.

Pursuant to its charter and in accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, the Audit Committee selected BBD as principal auditor and approved all of the audit and non-audit services that were provided and the fees that were paid in each of the last two fiscal years before BBD was engaged to provide such services. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the Audit Committee also pre-approved its accountant’s engagements for non-audit services with FMR, the Fund’s investment advisor, or the advisor’s affiliates that provide ongoing services to the Fund, if the engagement related to the operations and financial reporting of the Fund. To date, the Audit Committee has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Fund. The Audit Committee itself must approve all such services in advance in accordance with its charter.

BBD did not render any non-audit fee bills to FMR or its affiliates for professional services rendered to FMR or its affiliates that provide ongoing services to the Fund for the fiscal years ended September 30, 2006 and 2007.

The Fund’s Audit Committee has considered the fact that BBD did not provide non-audit services to FMR and its affiliates, including, none that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and found this to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the securities laws administered by the SEC, regarding its independence from the registrant, its investment advisor and the advisor’s affiliates.

The Fund does not expect a representative of BBD to be present at the Meeting.

Officers of the Fund

The following table sets forth certain information about the officers of the Fund. Unless otherwise noted, the address of each officer is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The age of each officer is set forth in parentheses following his or her name in the table set forth below. The term of office of each officer is until his or her successor is duly chosen and qualified, subject to the provision for removal in the Fund’s governing documents. Any officer may be removed from office at any time with or without cause by the vote of a majority of the entire Board.

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William L. Givens (79)	Chief Executive Officer	April 26, 2007 to present	Director of Japan Operations, Ovation Products Corp. (technology development), 2001 to present; President, Twain Associates (management consulting), 1978 to present

Simon D. Collier (46)#	Principal Financial Officer and Treasurer+	October 1, 2007 to present	President of Foreside Financial Group LLC (financial services firm), the parent of Foreside Fund Services, LLC (the “Distributor”), May 2005 to present; President, Foreside Services, Inc. (staffing services firm), an affiliate of the Distributor, January 2006 to present; President of Foreside Compliance Services, LLC (financial services firm), an affiliate of the Distributor, 2006 to present; President of Foreside Management Services, LLC (financial services firm), an affiliate of the Distributor, 2006 to present; Vice President of Foreside Advisory Network (financial services firm), an affiliate of the Distributor, 2006 to present; Sole Member of SDC Foreside, LLC (consulting firm), May 2005 to present; Joint Member of Cantabrian Services, LLC (consulting firm), 2005 to present; Chief Operating Officer and Managing Director, Global Fund Services, Citigroup 2003-2005; Managing Director, Global Securities Services for Investors, Citibank, N.A. 1999-2003

Richard F. Cook, Jr. (57)#	Chief Compliance Officer+	April 26, 2007 to present	Director, Foreside Compliance Services, LLC, January 2006 to present; Founder and Managing Member of NorthLake, LLC, 2002 to present; Officer of Foreside Fund Services, LLC (the “Distributor”), November 2005 to January 2006; Executive Officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust, 1985 to 2002

Nanette K. Chern (49)#	Anti-Money Laundering Compliance Officer+	October 1, 2007 to present	Corporate Counsel and Chief Compliance Officer of Foreside Fund Services, LLC (the “Distributor”), March 2004 to present; Anti-Money Laundering Compliance Officer to various mutual fund companies, Foreside Compliance Services, LLC, March 2004 to present; Chief Compliance Officer, Reliance Securities, LLC, August 2000 to December 2003; Corporate Counsel and Chief Compliance Officer for broker-dealers, investment advisor and transfer agent to various families of mutual funds, Forum Financial Group, LLC, March 1995 to December 2003

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William C. Cox (41)**	Assistant Treasurer*	October 24, 2007 to present	Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company, 2003 to present; Assistant Vice President, Fund Administration Division, State Street Bank and Trust Company, 1997-2003

Nancy L. Conlin (54)	Secretary*	October 24, 2007 to present	Vice President and Managing Counsel, State Street Bank and Trust Company, July 2007 to present; General Counsel, Plymouth Rock Companies (2004-2007); U.S. Chief Counsel, Sun Life Financial (2002-2004)

Raphael Monroe-Wise (26)	Assistant Secretary	October 24, 2007 to present	Senior Paralegal, Fund Administration Division, State Street Bank and Trust Company, August 2007 to present; Paralegal, BISYS Fund Services, July 2005 to August 2007; Legal Assistant, Rogin, Nassau, Caplan, Lassman & Hirtle, LLC, June 2004 to July 2005

+	The Fund’s Chief Compliance Officer, Treasurer and Anti-Money Laundering Compliance Officer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Compliance Services, LLC, Foreside Fund Services, LLC, Foreside Management Services, LLC, or their affiliates act as compliance service provider, distributor or provider of other services.

#	The address for Richard F. Cook, Jr., Simon D. Collier and Nanette K. Chern is Foreside Compliance Services, LLC, Two Portland Square, 1st Floor, Portland, ME 04101.

*	The Fund’s Assistant Treasurer and Secretary each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services.

**	The address for William C. Cox is State Street Bank and Trust Company, 2 Avenue de Lafayette, 4th Floor, Boston, MA 02110.

Remuneration of Directors and Officers

Each Independent Director receives compensation from the Fund for his or her services which includes a quarterly retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Director for travel time to meetings, attendance at director educational seminars or conferences, service on industry or association committees, participation as speakers at director conferences, or service on special director task forces or subcommittees.

Other than the Chief Executive Officer of the Fund, who is employed solely by the Fund, the Fund does not compensate its officers or employees, since State Street Bank and Trust Company and Foreside Compliance Services, LLC make these individuals available to the Fund to serve without compensation from the Fund.

No member of the Board serves as a director or trustee for any other fund in the Fund Complex (as that term is defined in Item 22(a)(1)(vi) of Schedule 14A, 17 C.F.R. § 240.14a-101), including other funds advised by FMR, NAM USA or NAM Tokyo.

For the fiscal year ended September 30, 2007, total compensation plus reimbursement of expenses for all the Directors, the Chief Executive Officer and the President (the only officers who had aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000) was $344,161.

The Compensation Table set forth below provides certain information regarding the compensation paid, during the fiscal year ended September 30, 2007, to the Chief Executive Officer, the President, the nominee for election as Director and all the other Directors.

Compensation Table

for the fiscal year ended September 30, 2007

(1)	(2)	(3)	(4)	(5)
Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Director or Officer
William L. Givens(1) Chairman and Chief Executive Officer	$88,600	$0	$0	$88,600
J. Douglas Azar Director and Vice Chairman	$18,750	$0	$0	$18,750
Lynn M. Birdsong Director	$22,750	$0	$0	$22,750
James A. Firestone Nominee and Director	$18,750	$0	$0	$18,750
Shinji Fukukawa Director	$15,375	$0	$0	$15,375
Takeshi Isayama Director	$15,375	$0	$0	$15,375
Yasuo Kanzaki(2) Director	$2,625	$0	$0	$2,625
Yoshihiko Miyauchi Director	$12,375	$0	$0	$12,375
Osamu Nagayama Director	$18,750	$0	$0	$18,750
John F. McNamara(3) President	$130,811	$0	$0	$130,811

(1)	Effective April 26, 2007, William L. Givens was designated Chief Executive Officer of the Fund and receives a salary of $135,000 per year. Consequently he has waived his fees since April 26, 2007 for serving as a Director and for serving as Chairman. The amount shown includes $15,000 in retainer fees for his role as Chairman of the Board of Directors prior to April 26, 2007.

(2)	Mr. Kanzaki retired as of October 25, 2006.

(3)	Effective March 31, 2007, John F. McNamara resigned from his offices as President, Chief Compliance Officer and Co-AML Officer of the Fund.

Stockholder Vote Required to Elect Directors

Election of each nominee for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or represented by proxy. Proxies that reflect abstentions or broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such brokers or nominees do not have discretionary power) will be counted as shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on the election of the nominees for Director, although they will count toward the presence of a quorum.

Board Recommendation

The Board unanimously recommends that Stockholders of the Fund vote FOR the election of the nominees, James A. Firestone and Atsushi Yoshikawa, for Director.

PROPOSALS 4, 5, 6 and 7:

Approval of Amendments to the Articles of Incorporation and By-Laws of the Fund

At the Meeting, stockholders will be asked to consider amendments (the “Amendments”) to the Articles of Incorporation of the Fund, as amended and restated (the “Charter”) and the Amended and Restated By-Laws of the Fund (the “By-Laws”), that would make four modifications to the Charter and one modification to the By-Laws. The form of the Amendments is attached hereto as Exhibit F. The Board believes that it is in the best interests of stockholders to modernize certain provisions of the Charter, as further described below.

Under the Fund’s Charter, the Fund is authorized to issue multiple classes and series of shares. Currently, the Fund has one portfolio (or series) – The Japan Fund, and the shares of that portfolio have been most recently sold in one class (Class S) on a no-load basis. If the investment advisory agreement with NAM USA and the sub-advisory agreement between NAM USA and NAM Tokyo are approved by stockholders, then the Board and Nomura anticipate that additional classes of shares would be added to the Fund’s portfolio and eventually additional portfolios (series) and classes of such portfolios would be added to the Fund, with a goal, among other things, of increasing the number of stockholders and reducing expenses.

Mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements targeted to the needs of particular types of investors. The Board believes that, in the future, offering additional classes of shares with different sales charge and other arrangements will provide the Fund with the same or similar distribution alternatives that competing funds offer.

Currently, certain provisions of the Charter create some ambiguity, and certain other provisions frequently included in the charter of a Maryland corporation with multiple portfolios and classes within such portfolios are not presently included in the Charter. Three of the proposed amendments are intended to eliminate the ambiguities and/or increase flexibility in the event that the Fund offers additional series and/or classes of shares. The other modification decreases the number of shares needed to constitute a quorum at a stockholder meeting. Historically, open-end funds like the Fund have had difficulty in obtaining a quorum of a majority of the outstanding shares at a stockholder meeting. The Board believes that decreasing the number of stockholders needed to obtain a quorum will likely result in less expense to the Fund relating to efforts to obtain a quorum. The Amendments would also delete a corresponding provision set forth in the By-Laws regarding the number of shares needed to constitute a quorum and a provision regarding the ability to adjourn a meeting if a quorum is not present, as the same provisions are included in the Charter.

The proposed Amendments are discussed below:

PROPOSAL 4: Quorum. The Charter and By-Laws each currently provide that the presence in person or by proxy of the holders of a majority of the shares of capital stock of the Fund outstanding and entitled to vote at a stockholders meeting constitutes a quorum at any such meeting. The Amendments would amend the Charter to reduce the quorum requirement to one-third of such holders except as otherwise provided by the 1940 Act, provided, however, that where the holders of shares of any class or series are entitled to a separate vote as a class or series (a “Separate Class”), or where the holders of shares of two or more (but not all) classes or series are required to vote as a single class (a “Combined Class”), the presence in person or by proxy of the holders of one-third of the shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat, shall constitute a quorum for such vote. The Amendments would also delete a corresponding provision set forth in the By-Laws regarding the number of shares needed to constitute a quorum and a provision regarding the ability to adjourn a meeting if a quorum is not present, as the same provisions are included in the Charter.

PROPOSAL 5: Classification. The Charter provides that the Board may classify and reclassify unissued shares into one or more additional classes or series. The Amendments would delete the provision in the Charter that provides that, in connection with any such classification or reclassification, the Board may not classify or reclassify any of such shares into any class or series of stock which is prior to any class or series of stock then outstanding with respect to rights upon the liquidation, dissolution, or winding up of the affairs of or upon any distribution of the general assets of the Fund. This provision might be deemed to create some ambiguity as to whether the Fund is permitted to create additional portfolios of shares because, in general, the rights upon liquidation of one portfolio typically are different from the rights of each other portfolio. In general, the assets and liabilities of each portfolio are specific to that portfolio, and cannot be shared by any other portfolio.

PROPOSAL 6: Conversion. The Amendments provide that shares of a particular class or series may be automatically converted by the Fund into shares of another class or series based on the relative net asset values of such class or series at the time of conversion. The Amendments also provide the Board with the authority to provide that the holders of any class or series of shares would have the right to convert or exchange their shares into shares of one or more other classes or series. A feature frequently employed in multi-class structures is the ability of the fund or its investors to convert shares of one class or series into another class or series. The Amendments would allow the Board added flexibility when considering automatic conversions to make decisions they feel are in the stockholders’ best interests, without incurring the time and expense of soliciting stockholder approval. The Board believes that providing the Board with this authority will assist the Fund in implementing a multi-class and series structure in the future.

PROPOSAL 7: Fees and Expenses. The Amendments provide the Board with explicit authority to set and/or change the charges, expenses and fees, account size requirements and other rights and provisions applicable to shares of each class or series of the Fund, in accordance with the 1940 Act. This provision is also designed to facilitate the operation of the Fund once it creates multiple classes and series.

Stockholder Vote Required to Approve Amendments

To be approved, each of these proposals must receive the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote on such proposal. Proxies that reflect abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such brokers or nominees do not have discretionary power) will have the effect of votes against the proposal, although they will be considered present for purposes of determining the existence of a quorum.

Board Approval and Recommendation

On May 29, 2008, the Board, including each Independent Director, voted unanimously to approve the amendments to the Charter and an amendment to the Amended Restated By-Laws of the Fund and to recommend the approval of each Amendment to the stockholders of the Fund.

The Board unanimously recommends that Stockholders of the Fund vote FOR approval of each of the Amendments to the Charter and the By-Laws.

ADDITIONAL INFORMATION

General

Holders of record of the shares of the Fund at the close of business on June 24, 2008 (the “Record Date”), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. On June 24, 2008, there were [to be provided by State Street] Class S shares of the Fund outstanding. No shares from any other class of shares of the Fund were outstanding on that date.

The cost of preparing, printing, and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile, or telegraph, will be borne by Nomura. In addition to solicitation by mail and by telephone by a proxy solicitation firm retained for this purpose, certain officers and representatives of the Fund, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

Any stockholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is properly made, in favor of the Proposals.

In addition to voting by giving a proxy either by mail or at the Meeting, any stockholder may attend the Meeting and vote in person. Any stockholder who attends the Meeting and wishes to vote in person will be given a ballot prior to the vote. If the shares of a stockholder wishing to vote in person are held in the name of a broker, bank, or other nominee, the stockholder must bring a letter from the nominee indicating that the stockholder is the beneficial owner of the shares on the Record Date and authorizing the stockholder to vote.

The presence at the Meeting, in person or by proxy, of the holders of record of a majority of the outstanding shares entitled to vote thereat shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Meeting. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of adjournment. If the necessary quorum is obtained but the vote required to approve a Proposal is not obtained, the persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote (in whole or in part) in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such brokers or nominees do not have discretionary power) will be treated as shares that are present.

As of December 31, 2007, all Directors and Officers of the Fund, as a group, owned beneficially (as that term is defined in Section 13(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”)) less than 1% of the outstanding shares of any class of the Fund.

To the best of the Fund’s knowledge, as of June 13, 2008, no person owned beneficially more than 5% of the Fund’s outstanding shares, except as listed in Appendix 1.

D.F. King has been engaged to assist in the solicitation of proxies for the Fund, at an estimated cost of $33,000, plus expenses. Such expenses are to be borne by Nomura, whether or not the proposals are approved. As the Meeting date approaches, certain stockholders of Fund may receive a telephone call from a representative of D.F. King if their votes have not yet been received. Authorization to permit D.F. King to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the D.F. King representative is required to ask for each stockholder’s full name and complete address and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the D.F. King representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to D.F. King, then the D.F. King representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the stockholder’s instructions on the Proposals. Although the D.F. King representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. D.F. King will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call D.F. King immediately if his or her instructions are not correctly reflected in the confirmation.

Stockholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require stockholders to input a control number which is located on each voting instruction card. After inputting this number, stockholders will be prompted to provide their voting instructions on each Proposal. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy card, they may contact D.F. King toll-free at 1-800-755-7250. Any proxy given by a stockholder is revocable until voted at the Meeting.

Stockholder Proposals for Subsequent Meetings

Stockholders wishing to submit proposals for inclusion in a proxy statement for a stockholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund a reasonable time before the Fund begins to print and mail its proxy materials for such meeting. Any such proposal submitted outside of the processes set forth in Rule 14a-8 promulgated under the Exchange Act is considered untimely if it has not been received a reasonable time before the mailing of the Fund’s proxy materials for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

Stockholder Communications with Directors

Stockholders who wish to communicate with the Board or individual Directors should write to the Board of Directors or the particular Director in care of the Fund, at the address for the Fund set forth at the beginning of this Proxy Statement. All communications will be forwarded directly to the Board of Directors or the individual Director.

Stockholders also have an opportunity to communicate with the Board of Directors at stockholder meetings when Directors attend those meetings. The Fund does not have a policy regarding Directors’ attendance at annual stockholder meetings. No annual meeting of stockholders was held during the previous year.

Information About Service Providers

Advisor and Sub-Advisors. FMR, located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as the investment advisor to the Fund. The following provide investment subadvisory or research services to the Fund: Fidelity Investments Japan Limited, Shiroyama JT Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6019, Japan; Fidelity Management & Research (U.K.) Inc., 25 Lovat Lane, London, England EC3R 8LL; Fidelity Research & Analysis Company (formerly, Fidelity Management & Research (Far East) Inc.), 82 Devonshire Street, Boston, Massachusetts 02109; Fidelity International Investment Advisors, Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; Fidelity International Investment Advisors (U.K.) Limited, 25 Cannon Street, London, England EC4M 5TA; FMR Co., Inc., 82 Devonshire Street, Boston, Massachusetts 02109; and Fidelity Investments Money Management, Inc., One Spartan Way, Merrimack, NH 03054.

Distributor and Underwriter. Foreside Fund Services, LLC, is the distributor and principal underwriter of the Fund’s shares, with offices at Two Portland Square, Portland, ME 04101.

Custodian. The Fund employs State Street Bank and Trust Company, as custodian. Mizuho Corporate Bank, Ltd., Japan is employed as sub-custodian and is located at 6-7 Nihonbashi-Kabutocho, Chuo-Ku, Tokyo, Japan.

Administrator. State Street Bank and Trust Company, serves as the Fund’s administrator, with offices at State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Legal Counsel. The Fund employs Davis Polk & Wardwell, 450 Lexington Ave., New York, New York 10017, as legal counsel.

The Chief Executive Officer. In addition to its other service providers, the Fund has a Chief Executive Officer, appointed by the Board, to oversee the management, administration, and distribution of the Fund. The office of the Chief Executive Officer is located in the offices of The Japan Fund at c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116.

PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

William L. Givens Chairman of the Board

Appendix 1

Beneficial Owners of More than 5% of Any Class of the Fund’s Voting Securities

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class S	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	6,319,482.1950	24.31%
Class S	NFS LLC FEBO CHARLES MARDEN FITCH TALISMAN COVE 1120 COVE ROAD MAMARONECK NY 10543-4309	2,004,746.9000	7.71%

Appendix 1-1

Exhibit A

FORM OF

Investment Advisory Agreement

The Japan Fund, Inc.

c/o State Street Bank and Trust Company,

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

                    , 2008

Nomura Asset Management U.S.A. Inc.

Two World Financial Center, Building B

New York, NY 10281

Investment Advisory Agreement

Ladies and Gentlemen:

The Japan Fund, Inc. (the “Corporation”) has been established as a Maryland corporation to engage in the business of an investment company. Pursuant to the Corporation’s Articles of Incorporation, as amended from time to time (the “Articles”), the Board of Directors may divide the Corporation’s shares of capital stock, par value $.33 1/3 per share (the “Shares”), into separate series, or funds. Series may be abolished and dissolved, and additional series established, from time to time by action of the Directors. At the date hereof, the Corporation does not have separate series. To the extent separate series are created, their investment advisory arrangements will be governed by an addendum to this Agreement or a separate agreement.

The Corporation has selected you (also referred to as the “Investment Advisor”) to act as its investment advisor to render portfolio management services in the manner and on the terms set forth in this Agreement. Accordingly, the Corporation agrees with you as follows:

1.	Delivery of Documents. The Corporation engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) included in the Corporation’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Corporation under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Securities Act of 1933, as amended, as well as, in accordance with policies and procedures adopted by the Corporation’s Board of Directors (the “Compliance Program”). Copies of the documents referred to in the preceding sentence have been furnished to you by the Corporation. The Corporation has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Corporation:

i.	The Articles dated January 10, 1992, as amended to date.

Exhibit A-1

ii.	By-Laws of the Corporation as in effect on the date hereof (the “By-Laws”).

iii.	Resolutions of the Directors and shareholders of the Corporation selecting you as investment advisor and approving the form of this Agreement.

The Corporation will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI, the Registration Statement and the Compliance Program.

2.	Portfolio Management Services. As investment advisor of the assets of the Corporation, you shall provide continuing portfolio management of its assets and use your best efforts to ensure the Corporation conforms to the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Corporation’s Board of Directors. In connection therewith, you shall use reasonable efforts to manage the Corporation so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Corporation shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients and investment advisory clients of your parent corporation, Nomura Asset Management Co., Ltd. In managing the Corporation in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Corporation or counsel to you. You shall also make available to the Corporation promptly upon request all of the Corporation’s investment records and ledgers that you are required to maintain as investment advisor as are necessary to assist the Corporation in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall cooperate with the Corporation or such designated agent in assisting it to furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Corporation are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Corporation and place orders with broker-dealers,

Exhibit A-2

foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Corporation policies as expressed in the Registration Statement. You shall determine what portion of the Corporation’s portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall place all orders for the purchase and sale of portfolio securities for the Corporation’s account with brokers or dealers selected by you, which may include brokers or dealers affiliated with you in accordance with applicable law, regulations and the Corporation’s procedures. You shall use your best efforts to seek to execute portfolio transactions at prices that are advantageous to the Corporation and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Corporation and/or the other accounts over which you or your affiliates exercise investment discretion. You are authorized to pay a broker dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Corporation which is in excess of the amount of commission another broker dealer would have charged for effecting that transaction if you determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which you and your affiliates have with respect to accounts over which they exercise investment discretion. You shall provide the Directors of the Corporation with periodic reports of the commissions paid by the Corporation to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Corporation.

Unless otherwise instructed by the Corporation, you shall vote proxies and exercise voting authority over the Corporation’s securities in accordance with your proxy voting policies that are presented to the Board of Directors of the Corporation. You shall provide quarterly reports of the exercise of such voting authority to the Board and you shall provide the administrator of the Corporation (“Administrator”) with requisite information for the annual form N-PX filing. The Corporation agrees to instruct its custodian to forward promptly to you or an affiliate designated by you all voting material and shareholder communications relating to portfolio companies. The Corporation agrees that you shall not be responsible or liable for failure to exercise such authority to the extent such failure is a result of the fact that you or your designated affiliate did not receive such voting material or related shareholder communication on a timely basis.

You shall furnish to the Administrator or the Corporation’s Board of Directors periodic reports on the investment performance of the Corporation and on the performance of your obligations pursuant to this Agreement on a monthly, quarterly or annual basis as requested by the Board. You shall, upon request, assist the Administrator

Exhibit A-3

in determining the correct classification of portfolio holdings. In addition, you agree to timely identify for the Administrator all illiquid or restricted securities and to identify for the Administrator any passive foreign investment companies (“PFICs”) for fiscal year end and excise tax reporting purposes. You will promptly provide the Administrator and the custodian for the Corporation with original authorized signatures lists and any updates thereto. You agree that members of the portfolio management team will attend quarterly board meetings, in person or by video conference or teleconference.

As part of your investment management services you will prepare Management’s Discussion of Fund Performance for the shareholder reports, provide updated disclosures for the Corporation’s registration statement, provide affiliate and other information for the annual Officers and Directors Questionnaire, provide sub-certifications as requested by Corporation officers in connection with any of their certifications under Sarbanes-Oxley sections 302 and 906 (where practicable and subject to appropriate qualifications), review, at the Corporation’s request, relevant sections of the registration statements, shareholder reports, N-SARs, N-PX, the Fund’s website and other applicable filings or disclosures for accuracy and provide such other services and information as the Corporation may reasonably request.

You will keep the Corporation informed of developments relating to your duties as investment advisor that would materially affect the management of the Corporation or the valuation of the Corporation’s portfolio holdings, including but not limited to, any changes in the senior investment personnel assigned to the Corporation’s account, and political, environmental, market or other events which, in your judgment, will have a material impact on the Corporation’s portfolio holdings. In this regard, you and/or the Sub-Advisor (defined in clause 6) will provide the Corporation with periodic reports as the Corporation may from time to time reasonably request. Prior to each quarterly Board meeting, in addition to providing the Board with reports regarding your or the Sub-Advisor’s management of the Corporation’s assets during the most recently completed quarter, you will provide written certifications that your management of the Corporation’s assets is in compliance with the Corporation’s investment objectives and policies as listed in the Corporation’s Registration Statement, with your and the Sub-Advisor’s policies and procedures (including your and the Sub-Advisor’s Code of Ethics adopted under Rule 17j-1) and with the policies, procedures and restrictions that the Corporation has provided in writing to you or, if you or the Sub-Advisor were not in compliance during the quarter, explain what you or the Sub-Advisor have done to seek to ensure such compliance in the future. Annually, you will furnish to the Corporation a written report concerning your and the Sub-Advisor’s Code of Ethics and compliance programs, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, and you and the Sub-Advisor will annually furnish a written report to the Corporation following and reporting on the review under Rule 206(4)-7(b) of the Investment Advisers Act of 1940. Upon request, you will provide the Corporation’s Chief Compliance Officer with access to your and/or the Sub-Advisor’s officers and employees, offices, books and records and with such information as he may reasonably request. With respect to violations of your or the

Exhibit A-4

Sub-Advisor’s Code of Ethics or compliance programs that directly affect the Corporation, you will permit representatives of the Corporation to examine reports (or summaries of reports), and books and records relating to such violations. You will notify and forward promptly to the Corporation any communications or information you or the Sub-Advisor may receive with respect to claims against or involving the Corporation or corporate actions relating to the Corporation.

Annually you will provide materials and information to the Board in connection with the review and approval of the Investment Advisory Agreement and Sub-Advisory Agreement, including but not limited to, the following for both you and the Sub-Advisor: updates to ADVs and schedules thereto, financial statements, profitability reports (to the extent information is available based on records maintained by the Investment Advisor and the Sub-Advisor), responses to Section 15 questionnaire, comparative fee and performance data and such other information as the Directors may reasonably request.

You and the Sub-Advisor shall create and maintain all necessary records in accordance with applicable law and regulation (including the 1940 Act and the rules thereunder). All such records shall be the property of the Corporation and shall be available for inspection and use by the SEC, the Corporation or any person retained by the Corporation at all times.

You shall be responsible for the preparation and filing of Schedule 13G and Form 13F (or any similar forms required for reporting securities positions by other than United States statute or regulation) in connection with securities held by the Corporation.

3.	Administrative Services.

Upon the request of the Corporation, you agree to assist with each of the following services:

i.	Valuation. You agree to provide reasonable assistance in connection with the determination of fair value of securities owned by the Corporation for which market quotations are not readily available. In addition, you or the Sub-Advisor will monitor for unusual events between market close in Tokyo and market close on the New York Stock Exchange (e.g., after market announcements, natural disasters). In connection with such assistance, you shall make personnel available to be members of the valuation committee and to consult with the other members of the valuation committee having responsibility for the valuation of the Corporation’s assets. The parties to this Agreement agree that you and your affiliates shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Corporation.

Exhibit A-5

ii.	Annual meetings of portfolio companies. You agree to use reasonable efforts to assist the Corporation and the Administrator in monitoring matters that are subject to action at meetings of shareholders of portfolio companies. The purpose of such review will be to identify matters that are material to the Corporation necessitating the recall of portfolio holdings on loan, if any, where practicable.

You shall not be responsible for furnishing office space and facilities to the Corporation and you shall not be responsible for rendering to the Corporation administrative services on behalf of the Corporation including, but not limited to, preparing reports and notices to Corporation shareholders, supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Corporation operations; preparing and making filings with the Securities and Exchange Commission (the “SEC”) and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act, provided however that you will make available all information needed for the Corporation’s filings and will review drafts of the filings for accuracy with respect to information relevant to your obligations under this Agreement; overseeing the tabulation of proxies by the Corporation’s transfer agent; assisting in the preparation and filing of the Corporation’s federal, state and local tax returns; preparing and filing the Corporation’s federal excise tax return pursuant to Section 4982 of the Code; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Corporation under applicable federal and state securities laws; maintaining or causing to be maintained for the Corporation all books, records and reports and any other information required under the 1940 Act, except to the extent that such books, records and reports and other information are required to be maintained by the investment advisor of a registered investment company under the 1940 Act or the Investment Advisers Act of 1940, as amended; assisting in establishing the accounting policies of the Corporation; assisting in the resolution of accounting issues that may arise with respect to the Corporation’s operations and consulting with the Corporation’s independent accountants, legal counsel and the Corporation’s other agents as necessary in connection therewith; establishing and monitoring the Corporation’s operating expense budgets; reviewing the Corporation’s bills; processing the payment of bills that have been approved by an authorized person; assisting the Corporation in determining the amount of dividends and distributions available to be paid by the Corporation to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Corporation in the conduct of the Corporation’s business.

Exhibit A-6

4.	Allocation of Charges and Expenses. During the term of this Agreement, you will pay all expenses incurred by you in connection with your portfolio management duties set forth in sections 2 and 3 of this Agreement.

You shall not be required to pay any expenses of the Corporation. In particular, but without limiting the generality of the foregoing, you shall not be responsible for the following expenses of the Corporation: organization expenses of the Corporation (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Corporation advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Corporation’s custodian or other agents of the Corporation; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Corporation in connection with membership in investment company trade organizations; fees and expenses of the Corporation’s accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Corporation; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Corporation for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Corporation’s portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Corporation business) of Directors, officers and employees of the Corporation who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Corporation; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Corporation and supplements thereto; costs of stationery; any litigation expenses; indemnification of Directors and officers of the Corporation; costs of shareholders’ and other meetings; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Corporation who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Corporation or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Corporation.

5.

Investment Advisory Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2 and 3 hereof, the Corporation shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of 0.60 of 1 percent of the average daily net assets as defined below of the Corporation for such month; provided that, for any calendar month during

Exhibit A-7

which the average of such values exceeds $200 million, the fee payable for that month based on the portion of the average of such values in excess of $200 million shall be 1/12 of 0.55 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $400 million, the fee payable for that month based on the portion of the average of such values in excess of $400 million shall be 1/12 of 0.50 of 1 percent of such portion.

The “average daily net assets” of the Corporation shall mean the average of the values placed on the Corporation’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Corporation is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Corporation lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Corporation shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Corporation as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Corporation’s portfolio may be lawfully determined on that day. If the Corporation determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

6.	Investment Advisory Agreement. You may enter into a Sub-Advisory Agreement with Nomura Asset Management Co., Ltd. (the “Sub-Advisor”) in the form attached hereto as Exhibit A, in which you may contract for advisory services and pay the Sub-Advisor compensation for its services out of the compensation received pursuant to section 5 of this Agreement. Such Sub-Advisory Agreement will be conterminous with this Agreement.

7.	Avoidance of Inconsistent Position; Services Not Exclusive. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Corporation’s account with brokers or dealers selected by you in accordance with Corporation policies as expressed in this Agreement and the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Corporation, you shall act solely as investment counsel for such clients and not in any way on behalf of the Corporation.

Your services to the Corporation pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Corporation.

Exhibit A-8

Whenever the Corporation and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Corporation recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Corporation.

8.	Review of Corporation Documents. During the term of this Agreement, the Corporation or the Administrator shall furnish to you at your principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Corporation or the public, which refer to you in any way, prior to the use thereof, and the Corporation, the Administrator or any other person shall not use any such materials if you reasonably object in writing five (5) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Corporation’s Prospectus and Registration Statement) after receipt thereof. The Corporation shall ensure that materials prepared by employees or agents of the Corporation that refer to you in any way are consistent with those materials previously approved by you as referenced in the preceding sentence.

9.	Review of Investment Advisor Documents. During the term of this Agreement, the Investment Advisor, its affiliates or agents shall furnish to the distributor of the Corporation (the “Distributor”) all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Corporation or the public, which refer to the Corporation in any way, prior to the use thereof, and the Investment Advisor, its affiliates or agents or any other person shall not use any such materials if the Corporation or its Distributor reasonably object in writing five (5) days (or such other time as may be mutually agreed) after receipt thereof. The Investment Advisor shall ensure that materials prepared by employees or agents of the Investment Advisor, its affiliates or agents that refer to the Corporation in any way are consistent with those materials previously approved by the Corporation as referenced in the preceding sentence.

10.	Use of the Corporation’s Name. The parties agree that the name of the Corporation and any derivative or logo or trademark, or trade name or service mark are the valuable property of the Corporation and its shareholders. The Investment Advisor, its affiliates and agents shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Corporation, which approval shall not be unreasonably held or delayed so long as this Agreement is in effect. For purposes of this Agreement, prior written approval will be waived provided that the materials bearing the derivatives, logos, trademarks or service marks or trade names have been submitted for review in accordance with the terms of section 8 hereof. Upon termination of the Agreement, the Investment Advisor, its affiliates and agents shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.

Exhibit A-9

11.	Use of the Investment Advisor’s Name. The parties agree that the name of the Investment Advisor, the names of any affiliates of the Investment Advisor and any derivative or logo or trademark, or trade name or service mark are the valuable property of the Investment Advisor and its affiliates. The Corporation and agents of the Corporation shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Investment Advisor, which approval shall not be unreasonably held or delayed so long as this Agreement is in effect. For purposes of this Agreement, prior written approval will be waived provided that the materials bearing the derivatives, logos, trademarks or service marks or trade names have been submitted for review in accordance with the terms of section 9 hereof. Upon termination of the Agreement, the Corporation shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.

12.	Confidentiality. The Corporation acknowledges that the securities holdings of the Corporation constitute information of value to the Investment Advisor, and agrees: (1) not to use for any purpose, other than for the Corporation or its agents to supervise or monitor the Investment Advisor, the holdings or other trading-related information of the Corporation; and (2) not to disclose the Corporation’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Directors of the Corporation, counsel to the Board, counsel to the Corporation, the Administrator, the Corporation’s Principal Financial Officer, the Corporation’s Chief Compliance Officer, the independent accountants and any other agent of the Corporation or Corporation on a need-to-know basis; or (d) as otherwise agreed to by the parties in writing. Further, the Corporation agrees that information supplied by the Investment Advisor, including approved lists, internal procedures, compliance procedures and any board materials is valuable to the Investment Advisor, and the Corporation agrees not to disclose any of the information contained in such materials, except (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Directors of the Corporation, counsel to the Board, counsel to the Corporation, the Administrator, the independent accountants and any other agent of the Corporation or Corporation on a need-to-know basis; or (iv) as otherwise agreed to by the parties hereto in writing. For purposes of this section 12, references to the Investment Advisor include the Sub-Advisor.

13.	Insurance. The Investment Advisor and the Corporation each agree to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of its respective business activities.

14.

Limitation of Liability of Investment Advisor. As an inducement to your undertaking to render services pursuant to this Agreement, the Corporation agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss

Exhibit A-10

suffered by the Corporation in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Corporation or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Corporation shall be deemed, when acting within the scope of his or her employment by the Corporation, to be acting in such employment solely for the Corporation and not as your employee or agent. You will not be responsible or liable for the acts or omissions of any person who is not your employee or agent. For purposes of this section 14, references to the Investment Advisor include the Sub-Advisor.

15.	Duration and Termination of This Agreement. This Agreement shall remain in force for a period of two years from the date hereof and shall continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Corporation, or by the vote of a majority of the outstanding voting securities of the Corporation. The aforesaid requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC interpretative release or exemptive order.

This Agreement may be terminated with respect to the Corporation at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Corporation or by the Corporation’s Board of Directors on 60 calendar days’ written notice to you, or by you on 60 days’ written notice to the Corporation. This Agreement shall terminate automatically in the event of its assignment.

16.	Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable interpretative release or SEC exemptive order therefrom.

17.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Exhibit A-11

In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “affiliated person,” assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Corporation to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Corporation.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Corporation, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

Yours very truly,

THE JAPAN FUND, INC.

By:
Name:
Title:

The foregoing Agreement is hereby accepted as of the date hereof.

NOMURA ASSET MANAGEMENT U.S.A. INC.

By:
Name:
Title:

Exhibit A-12

Exhibit B

FORM OF

Sub-Advisory Agreement

between

Nomura Asset Management U.S.A. Inc.

and

Nomura Asset Management Co., Ltd.

AGREEMENT made this              day of                     , 2008 by and between Nomura Asset Management U.S.A. Inc., a New York corporation with its principal offices at Two World Financial Center, New York, New York (hereinafter called the “Advisor”) and Nomura Asset Management Co., Ltd., a Japanese corporation with its principal offices at 1-12-1-Chome, Nihonbashi, Chuo-ku, Tokyo 103, Japan (hereinafter called the “Sub-Advisor”).

WHEREAS, The Japan Fund, Inc. (the “Corporation”) and the Advisor have entered into an Investment Advisory Agreement pursuant to which the Advisor is to act as investment advisor for the Corporation; and

WHEREAS, the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in Japan and other locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Advisor and the Sub-Advisor agree as follows:

1.	Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Corporation. The services and the portion of the investments of the Corporation to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Corporation relating to research, statistical and investment activities.

(a)

Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Corporation in accordance with the

Exhibit B-1

investment objective, policies and limitations provided in the Corporation’s Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder, as amended from time to time, the Corporation’s policies and procedures (“Compliance Program”), as furnished to the Advisor by the Corporation, and such other limitations as the Corporation or Advisor may impose with respect to the Corporation by notice to the Sub-Advisor. With respect to the portion of the investments of the Corporation under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Corporation with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor and to the extent permitted by applicable laws and regulations, to provide additional investment management services to the Corporation, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Corporation. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Corporation’s Board of Directors.

(b)	Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Corporation and, if applicable, its shareholders to the extent required pursuant to the 1940 Act and rules thereunder.

2.	Information to be Provided to the Corporation and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, certifications, financial statements, information or analyses to the Corporation and the Advisor as the Corporation’s Board of Directors or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3.

Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of Corporation securities for the Corporation’s account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor, in accordance with applicable law, regulations and the Corporation’s procedures furnished to the Advisor. The Sub-Advisor shall use its best efforts to seek to execute Corporation transactions

Exhibit B-2

at prices which are advantageous to the Corporation and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Corporation and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Corporation transaction for the Corporation which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Sub-Advisor shall provide the Advisor and the Directors of the Corporation periodic reports of the commissions paid by the Corporation to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Corporation.

4.	Compensation: For services provided under paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly fee rate (including performance adjustments, if any) that the Corporation is obligated to pay the Advisor under its Investment Advisory Agreement with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Corporation as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Corporation for that month. If in any fiscal year the Advisor waives all or a portion of its fee or reimburses the Corporation for expenses, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor are in excess of the Advisor’s fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

5.	Expenses: It is understood that the Corporation will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Advisory Agreement with the Corporation.

Exhibit B-3

6.	Interested Persons: It is understood that Directors, officers, and shareholders of the Corporation are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and shareholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Corporation, and that the Advisor or the Sub-Advisor may be or become interested in the Corporation as a shareholder or otherwise.

7.	Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor’s ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Corporation.

8.	Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9.	Duration and Termination of Agreement; Amendments:

(a)	Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force for a period of two years from the date hereof and shall continue in force from year to year thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Corporation’s Board of Directors or by vote of a majority of the outstanding voting securities of the Corporation.

(b)	This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Corporation (by its Board of Directors and, if applicable, its shareholders) subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c)	In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Exhibit B-4

(d)	Either the Advisor or the Sub-Advisor may, at any time on sixty (60) days’ prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its board of directors, or with respect to the Corporation by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10.	Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland, without giving effect to the choice of laws provisions thereof. The terms “registered investment company,” “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

Exhibit B-5

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

NOMURA ASSET MANAGEMENT U.S.A. INC.

By:
Title:

NOMURA ASSET MANAGEMENT CO., LTD.

By:
Title:

Exhibit B-6

Exhibit C

FORM OF

Audit Committee Charter

THE JAPAN FUND, INC.

AUDIT COMMITTEE CHARTER

This document constitutes the Charter of the Audit Committee (the “Committee”) of the Board of Directors of The Japan Fund, Inc. (the “Fund”). The Committee was established by the Board of Directors of the Fund (the “Board”) to provide oversight with respect to the accounting and financial reporting policies and practices of the Funds.

1.	Organization. The Committee shall be composed of those members of the Fund’s Board of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund.

Members of the Committee shall not receive any compensation from the Fund except for compensation for service as a member of the Board.

The Board shall determined annually whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR (an “ACFE”).

2.	Meetings.

(a)	The Committee shall meet on a regular basis (at least semi-annually) as necessary or appropriate and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means.

(b)	The Committee shall ordinarily meet at times and dates that correspond to Board meetings; members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Fund’s by-laws.

(c)	The Committee shall regularly meet, in separate executive sessions, as necessary, with the principal accounting officer responsible for the Fund, the Fund’s independent auditors, and, as the Committee deems appropriate, with members of management and with entities that provide significant accounting or administrative services to the Fund.

(d)	The Committee is authorized to meet privately and to admit non-members individually by invitation.

Exhibit C-1

(e)	The Committee may select one of its members to be the chair and may select a vice chair.

(f)	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(g)	The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

3.	Committee Purposes. The purposes of the Committee are as follows:

(a)	to oversee the accounting and financial reporting processes of the Fund and its internal controls (including both internal control over financial reporting and disclosure controls and procedures) and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

(b)	to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof;

(c)	to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)	to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; and

(e)	to act as a liaison between the Fund’s independent auditors and the full Board of Directors.

The independent auditors of the Fund shall report directly to the Committee.

4.	Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

(a)	to recommend the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to the Independent Directors the selection, retention or termination of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

Exhibit C-2

(b)	to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment advisor or any entity controlling, controlled by or under common control with the Fund’s investment advisor (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, and to consider the controls applied by the auditors and any measures taken by management to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion;

(c)	to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Fund’s auditors to provide audit or non-audit services to the Fund and to provide non-audit services to the Fund’s investment adviser or adviser affiliate;

(d)	to consider whether the provision by the Fund’s auditor of non-audit services to its investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Committee, is compatible with maintaining the auditor’s independence;

(e)	to review the arrangements for and scope of the annual audit and any special audits;

(f)	to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

(g)	to consider information and comments from the auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

(h)	to consider information and comments from the auditors with respect to, and to meet with the auditors to discuss any matters of concern relating to, the Fund’s financial statements, including any alternative accounting treatments and adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in preparation of the financial statements, material communications between the auditors and Fund management, and other results of said audits;

(i)	to review the form of opinion the auditors propose to render to the Board and shareholders;

Exhibit C-3

(j)	to meet with the Fund’s management (i) to discuss the annual audited financial statements, including Management Discussion of Fund Performance, and the semi annual financial statements; (ii) to review all critical accounting policies and practices applied by the Fund in preparing its financial statements; and (iii) to consider any other matters the Committee believes should be raised with said persons;

(k)	to resolve disagreements between management and the auditors regarding financial reporting;

(l)	to review with the Fund’s President and/or principal financial officer in connection with their certifications on Form N-CSR any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting or disclosure controls and procedures and any reported evidence of fraud involving management or other employees who have a role in the Fund’s internal control over financial reporting;

(m)	to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential anonymous submission by employees of concerns about accounting, internal accounting controls or auditing matters;

(n)	to discuss guidelines and policies governing the process by which management of the Fund manages the Fund’s exposure to risk and to discuss the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(o)	to discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the Fund’s audit firm;

(p)	to review the code of ethics applicable to Fund senior financial personnel (as described in Item 2 of Form N-CSR) and periodically review any violations, sanctions, amendments and waivers;

(q)	to review procedures designed to prevent officers, directors and persons under their direction from improperly influencing accountants;

(r)	to review Fund pricing policies, including those regarding derivatives;

(s)	to cause the preparation of any report or other disclosures required by the Securities and Exchange Commission (“SEC”), including the report required by Item 306 of Reg. S-K for proxy statements relating to election of directors.

Exhibit C-4

(t)	to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

(u)	to report its activities to the Board on a regular basis and to make such recommendations with respect to the above or other matters as the Committee may deem necessary or appropriate or is requested to be included by the Board; and

(v)	to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

5.	Role and Responsibilities of the Audit Committee. The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, the Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal controls and procedures reasonably designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of the audit letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, review of the Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors, notwithstanding the possibility that one or more members may be designated as an ACFE. Designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee nor does it decrease the duties and obligations of other members of the Committee or the Board. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

Exhibit C-5

6.	Resources and Authority. The Committee shall have the resources and authority appropriate to discharge its responsibilities under this Charter, including the authority to retain and compensate special counsel and other experts or consultants, as the Committee deems necessary, and to obtain specialized training for Committee members, at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to discharge its responsibilities, including payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report.

7.	Periodic Review of Charter. The Committee shall review this Charter as it deems necessary or appropriate and recommend any changes to the full Board of Directors.

8.	Amendment and Repeal of Charter. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board on the affirmative vote of a majority of all of the members of the Board, including a majority of the Independent Directors.

Last amended: April 25, 2002

Exhibit C-6

Exhibit D

FORM OF

Nominating Committee Charter

THE JAPAN FUND, INC.

CHARTER OF THE DIRECTOR NOMINATING COMMITTEE

This document constitutes the Charter of the Director Nominating Committee (the “Committee”) of the Board of Directors of The Japan Fund, Inc. (the “Fund”). The Committee is established by the Board of Directors of the Fund (the “Board”) to select and nominate persons for election as Directors of the Fund.

1.	Organization. The Committee shall be composed of at least three members of the Fund’s Board of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund. The Board shall appoint the members of the Committee.

Members of the Committee shall not receive any compensation from the Fund except for compensation for service as a member of the Board.

2.	Meetings.

(a)	The Committee shall meet on as necessary or appropriate and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means.

(b)	The Committee may meet either on its own or in conjunction with Board meetings; members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Fund’s by-laws.

(c)	The Committee may select one of its members to be the chair and may select a vice chair.

(d)	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(e)	The Committee shall prepare and retain minutes of its meetings.

3.	Committee Purpose. The purpose of the Committee is to select and nominate persons for election as Directors of the Fund.

Exhibit D-1

4.	Identification and Evaluation of Potential Nominees. In identifying and evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee shall consider among other factors it may deem relevant:

•

the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education, skills, judgment, and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•

whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person is financially literate and/or is a “financial expert” as defined in Item 3 of Form N-CSR;

•	whether or not the person serves on boards of, or is otherwise affiliated with, financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of the Fund’s Directors, the Committee shall review and consider nominations for the office of Director made by management and by Fund stockholders who have sent nominations which include the biographical information and the qualifications of the proposed nominee to the President or Secretary of the Fund, as the Directors deem appropriate.

5.	Duties and Powers. To carry out the purpose specified in Paragraph 3 above, the Committee shall have the following duties and powers:

(a)	if deemed appropriate and necessary, to select, retain and terminate a search firm to assist the Committee in identifying director candidates, including sole authority to approve all such search firm’s fees and other retention terms;

(b)	to report its activities to the Board as necessary;

Exhibit D-2

(c)	after determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and where appropriate, separately to all the Independent Directors for their consideration; and

(d)	to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

6.	Periodic Review of Charter. The Committee shall review this Charter as it deems necessary or appropriate and recommend any changes to the full Board of Directors.

7.	Amendment and Repeal of Charter. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board on the affirmative vote of a majority of all of the members of the Board, including a majority of the Independent Directors.

Approved: January 2004

Exhibit D-3

Exhibit E

PROPOSED AMENDMENTS TO CHARTER AND BY-LAWS

Proposal 4: Quorum

The third sentence of Article FIFTH, clause (3) of the Charter currently provides:

“The presence in person or by proxy of the holders of a majority of the shares of capital stock of the Corporation outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the stockholders.”

As amended, the existing third sentence of clause (3) of Article FIFTH of the Charter would be deleted and replaced with the following:

“The presence in person of by proxy of the holders of one-third of the shares of all classes and series issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at all meetings of the stockholders except as otherwise provided by the Investment Company Act of 1940, provided, however, that where the holders of shares of any class or series are entitled to a separate vote as a class or series (a “Separate Class”), or where the holders of shares of two or more (but not all) classes or series are required to vote as a single class (a “Combined Class”), the presence in person or by proxy of the holders of one-third of the shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat, shall constitute a quorum for such vote.”

Section 4 of the By-Laws, currently providing:

“Section 4. Quorum. The presence in person or by proxy of the holders of record of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the stockholders. If at any meeting of the stockholders there shall be less than a quorum present, stockholders holding a majority of the shares represented at such meeting may, without further notice, adjourn the same from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned. This Section 4 may be altered, amended or repealed only upon the affirmative vote of the holders of a majority of all the shares of the capital stock of the Corporation at the time outstanding and entitled to vote.”

As amended, Section 4 of the By-Laws would be deleted in its entirety.

Proposal 5: Classification

The Amendments would delete the proviso in clause (2) of article FIFTH of the Charter. Clause (2) is below with the proviso that is proposed to be deleted highlighted in bold text:

“(2) The Board of Directors may classify and reclassify any unissued shares of Common Stock into one or more additional or other classes or series as may be established from

Exhibit E-1

time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, qualifications or terms or conditions of redemption of such shares of stock; provided, that the Board of Directors shall not classify or reclassify any of such shares into any class or series of stock which is prior to any class or series of stock then outstanding with respect to rights upon the liquidation, dissolution, or winding up of the affairs of or upon any distribution of the general assets of the Corporation.”

Proposal 6: Conversion

The Amendments would add as clause (13) of article FIFTH, a provision providing:

“(13) At such times as may be determined by the Board of Directors in compliance with the Investment Company Act of 1940, shares of a particular class or series may be automatically converted by the Corporation into shares of another class or series based on the relative net asset values of such class or series at the time of conversion. The terms and conditions of such conversion may vary within and among the classes and series and within or among the holders of the classes and series to the extent determined by the Board of Directors.

Subject to compliance with the requirements of the Investment Company Act of 1940, the Board of Directors shall have the authority to provide that the holders of any class or series of shares shall have the right to convert or exchange said shares into shares of one or more other classes or series in accordance with such requirements and procedures as may be established by the Board of Directors.”

Proposal 7: Fees and Expenses.

The Amendment would add as clause (14) of article FIFTH of the Charter a provision providing:

“(14) Notwithstanding anything to the contrary contained in this charter, each share may be subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, however designated, and other administrative, recordkeeping, redemption, service and other fees, however designated); to such account size requirements; and to such other rights and provisions; which may be the same or different from any other share or any other share of any class or series, including any other share of the same class or series, all as the Board of Directors may from time to time establish and/or change in accordance with the Investment Company Act of 1940 and as reflected in the Corporation’s then effective registration statement under the Securities Act of 1933 with respect to such shares, or such other document or instrument deemed appropriate by the Board of Directors in its sole discretion.”

Exhibit E-2

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free 1-800-755-7250, or go to Internet site:.

3. Follow the recorded or on-screen directions.

4. Do not mail your proxy card when you vote by phone or Internet.

The Japan Fund, Inc.

Japan Fund Class S

The Japan Fund, Inc.

Special Meeting of Stockholders

PRELIMINARY PROXY— SUBJECT TO COMPLETION

(Definitive copy intended to be filed by July 2, 2008)

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE SPECIAL MEETING OF STOCKHOLDERS, August 20, 2008

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Nancy L. Conlin and Raphael Monroe-Wise, each with full power of substitution, as my proxies to vote all shares (the “Shares”) of The Japan Fund, Inc. (the “Fund”), as indicated below, that I am entitled to vote at the Special Meeting of Stockholders of the Fund to be held in the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017 on Wednesday, August 20, 2008, at 4 p.m., Eastern time, and any adjournments or postponements thereof (the “Meeting”). All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” ALL PROPOSALS:

PROPOSAL 1.: To approve a new investment advisory agreement with Nomura Asset Management U.S.A. Inc. (“NAM USA”), conditioned upon the approval of proposal 2.

☐ For                     ☐ Against                     ☐ Abstain

PROPOSAL 2.: To approve a new sub-advisory agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo”), conditioned upon the approval of proposal 1.

☐ For                     ☐ Against                     ☐ Abstain

PROPOSAL 3: The election of the following nominees to the Board of Directors of the Fund.

                            Nominees:

                            1. James A. Firestone

                            2. Atsushi Yoshikawa (conditioned upon the approval of proposals 1 and 2)

☐ For All                    ☐ Withhold All                    ☐ For All Except

(INSTRUCTION: To withhold authority to vote for any individual nominee but not all nominees, check the box on the right and write that nominee’s name on the space provided below.)

PROPOSAL 4: To approve an amendment to the Articles of Incorporation of the Fund, as amended and restated (the “Charter”), and an amendment to the Amended and Restated By-Laws of the Fund (the “By-Laws”) reducing the number of shares required for a quorum.

☐ For                     ☐ Against                     ☐ Abstain

PROPOSAL 5: To approve an amendment to the Charter deleting language relating to the classification of shares of stock of the Fund.

☐ For                     ☐ Against                     ☐ Abstain

PROPOSAL 6: To approve an amendment to the Charter adding a provision relating to the conversion of shares of one class or series into shares of a different class or series.

☐ For                     ☐ Against                     ☐ Abstain

PROPOSAL 7: To approve an amendment to the Charter adding a provision generally relating to the fees, charges and expenses imposed on shares of the Fund.

☐ For                     ☐ Against                     ☐ Abstain

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Stockholders and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees, or guardians should indicate the full title and capacity in which they are signing.

Dated: , 2008

Signature of Stockholder

Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.